                                 SCHEDULE 14A
                                (Rule 14a-101)
                    Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant                                     /X /
Filed by a Party other than the Registrant                  /   /

Check the appropriate box:
/     /     Preliminary Proxy Statement
/     /     Confidential,  for Use of the  Commission  Only (as  permitted  by
Rule 14a-6(e)(2))
/ X / Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                    OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

               (Name of Registrant as Specified in its Charter)

                           DEBORAH A. SULLIVAN, ESQ.

                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ X  /      No fee required.
/     /     Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)
and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/    /      Fee paid previously with preliminary materials.
/    /      Check  box if  any  part  of the  fee is  offset  as  provided  by
Exchange Act Rule  0-11(a)(2) and identify the filing for which the offsetting fee  was  paid  previously.  Identify  the  previous  filing  by  registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                   OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
          on behalf of its series Oppenheimer Florida Municipal Fund

                  6803 South Tucson Way, Englewood, CO 80112

                 Notice Of Meeting Of Shareholders To Be Held
                              September 11, 2001

To The Shareholders of Oppenheimer Florida Municipal Fund:

Notice is hereby given that a special Meeting of the Shareholders (the
"Meeting") of Oppenheimer Florida Municipal Fund (the "Fund"), will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M., Mountain
time, on September 11, 2001.

During the Meeting, shareholders of the Fund will vote on the following proposals:

1.    To elect a Board of Trustees;

2.    To approve changes to the Fund's investment objective; industry concentration policy and non-diversification policy;

3.    To approve changes to the Fund's fundamental investment policy concerning borrowing;

4.    To approve the Fund's Class B 12b-1 Distribution and Service Plan and
         Agreement (only Class B shareholders may vote on this proposal); and

5.    To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on June 19, 2001, are entitled to vote at the meeting. The proposals and sub-proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each proposal and sub-proposal. WE
URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Andrew J. Donohue, Secretary
July 24, 2001

                  PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
795

                              TABLE OF CONTENTS

Proxy Statement                                                         Page

Questions and Answers
-

Proposal 1: To Elect a Board of Trustees                                   -

Introduction to Proposal 2                                                 -

Proposal 2:  To approve changes to the Fund's investment objective; industry concentration policy and non-diversification policy

Proposal 3: To approve changes to the Fund's fundamental investment policy concerning borrowing

Proposal 4: To approve the Fund's Class B 12b-1 Distribution and Service Plan
            and Agreement (only Class B shareholders may vote on this
            proposal)

Information About the Fund
      - Further Information About Voting and the Meeting
      - Other Matters

EXHIBIT A:  Amended Class B 12b-1 Distribution and Service Plan and Agreement
A-1

                   OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
                           on behalf of its series
                      Oppenheimer Florida Municipal Fund

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.    The Trustees of Oppenheimer Florida Municipal Fund (the "Fund") have asked that you vote on several matters at the Special Meeting of
            Shareholders to be held on September 11, 2001.

Q.    Who is Eligible to Vote?

A.    Shareholders of record at the close of business on June 19, 2001 are entitled to vote at the Meeting or any adjournment of the
            Meeting. Shareholders are entitled to cast one vote per share for each matter presented at the Meeting. It is expected that the
            Notice of Meeting, proxy ballot and proxy statement will be mailed to shareholders of record on or about July 24, 2001.

      Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees;

            2. To approve changes to the Fund's investment objective;
               industry
               concentration policy and non-diversification policy;

            3. To approve changes to the Fund's fundamental investment policy concerning borrowing;

            4. To approve the Fund's Class B 12b-1 Distribution and Service
               Plan and Agreement (only Class B shareholders may vote on this proposal).

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

1.    FOR election of all nominees as Trustees;

2.    FOR the proposed changes to the Fund's investment objective, industry concentration policy and non-diversification policy;

3.    FOR the proposed changes to the Fund's fundamental investment policy concerning borrowing;

4.    FOR the approval of the Fund's Class B 12b-1 Distribution and Service
               Plan and Agreement (only Class B shareholders may vote on this proposal).

Q.    What are the reasons for the proposed changes to some of the Fund's fundamental investment policies?

A.    The main reason for the proposed change to the Fund's investment objective is to permit the Fund to invest primarily in high yield, lower rated municipal bonds issued by municipalities located in any state.

      Q.    How Can I Vote?

A.    You can vote in three (3) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting
o     By telephone (please see the insert for instructions)

               Voting by telephone is convenient and can help reduce the
               Fund's expenses.  Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q.    How Will My Vote Be Recorded?

A.    Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the
            proposals, your shares will be voted in favor of the Trustees'
            recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further
            Information About Voting and the Meeting" section below.

Q.    How Can I Revoke My Proxy?

A.    You may revoke your proxy at any time before it is voted by forwarding
            a
            written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.

Q.    How Can I Get More Information About the Fund?

       A.   Copies of the Fund's annual report dated July 31, 2000 and semi-annual report dated January 31, 2001 have previously been mailed to Shareholders. If you would like to have copies of the
            Fund's most recent annual and semi-annual reports sent to you free of charge, please call us toll-free at 1.800.525.7048, write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver
            Colorado 80217-5270 or visit the Oppenheimer funds web site at
            www.oppenheimerfunds.com.

      Q.    Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.525.7048

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us at 1.800.525.7048.

                   OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
                           on behalf of its series
                      Oppenheimer Florida Municipal Fund

                           Meeting of Shareholders
                        To Be Held September 11, 2001

      This statement is furnished to the shareholders of Oppenheimer Florida
Municipal Fund (the "Fund"), in connection with the solicitation by the
Fund's Board of Trustees of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood,
Colorado, 80112, at 1:00 P.M., Mountain time, on September 11, 2001, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about July 24, 2001.

                             SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                          Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To elect a Board of Trustees                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To approve changes to the Fund's:
     a)    investment objective                        All
     b)    industry concentration policy               All
     c)    non-diversification policy                  All

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.   To  approve  changes  to the  Fund's  fundamental All
     investment policy concerning borrowing
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4.   To approve the Fund's Class B 12b-1  Distribution Class  B   Shareholders
     and Service Plan and Agreement                    Only
-------------------------------------------------------------------------------

                         `PROPOSAL 1: ELECTION OF TRUSTEES

      At the  Meeting,  eleven (11)  Trustees  are to be elected.  If elected, the  Trustees  will serve for  indefinite  terms  until a special  shareholder meeting is called  for the  purpose of voting  for  Trustees  and until  their
successors  are  properly   elected  and  qualified.   The  persons  named  as
attorneys-in-fact  in the  enclosed  proxy have advised the Fund that unless a proxy  ballot  instructs  them to  withhold  authority  to vote for all listed nominees or any  individual  nominee,  all validly  executed  proxies  will be voted for the election of the nominees named below.

      As a  Massachusetts  business  trust,  the Fund is not required and does not intend to hold  annual  shareholder  meetings  for the purpose of electing
Trustees.  As a result,  if elected,  the Trustees  will hold office until the next meeting of shareholders  called for the purpose of electing  Trustees and until  their  successors  are duly  elected  and shall  have  qualified.  If a nominee  should  be  unable to  accept  election,  serve  his or her term,  or resign,  the Board of Trustees may, in its  discretion,  select another person to fill the vacant position.

      Each of the nominees  currently  serves as a Trustee of the Fund. All of the nominees  have  consented to be named as such in this Proxy  Statement and have consented to serve as Trustees if elected.

      A  nominee  with an  asterisk  after  his or her name is an  "interested person"  (as that  term is  defined  in the  Investment  Company  Act of 1940, referred to in this Proxy  Statement as the "1940 Act") of the Fund.  They are
"interested   persons"  due  to  the  positions  they  hold  with  the  Fund's investment  advisor,  OppenheimerFunds,  Inc. (the  "Manager"),  the Manager's
affiliates,  or other positions  described.  Trustees that are not "interested persons"  under  the  1940  Act are  referred  to  herein  as  "Non-Affiliated
Trustees." The nominee's  beneficial  ownership of Class A shares listed below includes voting and investment  control,  unless otherwise  indicated.  All of the Trustees own shares in one or more  Oppenheimer  funds.  Unless  otherwise noted,  the address  for each  nominee is 6803 South  Tucson  Way,  Englewood,
Colorado  80112.

Name, Age, Address                               Fund Shares Beneficially
And Five-Year Business Experience                Owned as of June 19, 2001 and % of Class Owned

Leon Levy (75)                             None
Trustee since 1959.

General Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982) and Chairman of Avatar Holdings,  Inc. (real estate  development) (since
1981).  Director/trustee  of 27 investment  companies in the  OppenheimerFunds complex.

Name, Age, Address                  Fund Shares Beneficially Owned as of
And Five-Year Business Experience    June 19, 2001 and % of Class Owned

Robert G. Galli (67)                    None
Trustee since 1993.

A  Trustee  or  Director  of other  Oppenheimer  funds.  Formerly  he held the following  positions:  Vice  Chairman  (October  1995  -  December  1997)  and
Executive  Vice  President  (December  1977 -  October  1995) of the  Manager;
Executive  Vice  President  and a  director  (April  1986 -  October  1995) of
HarbourView Asset Management  Corporation.  Director/trustee  of 27 investment companies in the OppenheimerFunds complex.

Phillip A. Griffiths (62)                 None
Trustee since 1999.

The Director of the  Institute  for Advanced  Study,  Princeton,  N.J.  (since
1991) and a member of the National Academy of Sciences (since 1979);  formerly
(in descending  chronological  order) a director of Bankers Trust Corporation,
Provost  and  Professor  of  Mathematics  at Duke  University,  a director  of
Research Triangle Institute,  Raleigh, N.C., and a Professor of Mathematics at
Harvard  University.  Director/trustee  of  26  investment  companies  in  the
OppenheimerFunds complex.

Benjamin Lipstein (78)              None
Trustee since 1974.

Professor   Emeritus  of  Marketing,   Stern   Graduate   School  of  Business
Administration,  New  York  University.   Director/trustee  of  27  investment
companies in the OppenheimerFunds complex.

Bridget A. Macaskill* (52)                            None
Trustee since 1995.

Director/trustee of 26 investment companies in the OppenheimerFunds complex.
Formerly Ms. Macaskill held the following positions: Chairman (August
2000-June 2001), Chief Executive Officer (September 1995-June 2001) and a
director (December 1994-June 2001) of the Manager; President (September
1995-June 2001) and a director (October 1990-June 2001) of Oppenheimer
Acquisition Corp., the Manager's parent holding company; President, Chief
Executive Officer and a director (March 2000-June 2001) of OFI Private
Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (August 1994-June 2001) and
Shareholder Financial Services, Inc. (September 1995-June 2001), transfer agent subsidiaries of the Manager; President (September 1995-June 2001) and a
director (November 1989-June 2001) of Oppenheimer Partnership Holdings, Inc.,
a holding company subsidiary of the Manager; President and a director
(October 1997-June 2001) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds
plc; a director of HarbourView Asset Management Corporation (July 1991-June
2001) and of Oppenheimer Real Asset Management, Inc. (July 1996-June 2001),
investment

Name, Age, Address                        Fund Shares Beneficially
And Five-Year Business Experience         Owned as of June 19, 2001 and % of Class Owned

adviser subsidiaries of the Manager; a director (April 2000-June 2001) of
OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; President and a trustee of other Oppenheimer funds. President of the Manager (June 1991 - August 2000); a director (until March 2001) of
Prudential Corporation plc (a U.K. financial service company).

Elizabeth B. Moynihan (71)                         None
Trustee since 1992.

Author and  architectural  historian;  a trustee  of the Freer  Gallery of Art
(Smithsonian  Institute),  Executive  Committee  of Board of  Trustees  of the
National  Building  Museum;  a member of the  Trustees  Council,  Preservation
League of New York State.  Director/trustee of 27 investment  companies in the
OppenheimerFunds complex.

Kenneth A. Randall (73)                 None
Trustee since 1980.

A director of Dominion  Resources,  Inc.  (electric  utility holding company),
Dominion  Energy,  Inc.  (electric  power and oil and gas  producer),  and Prime
Retail,  Inc. (real estate  investment  trust);  formerly  President and Chief
Executive Officer of The Conference Board,  Inc.  (international  economic and business  research)  and a director of  Lumbermens  Mutual  Casualty  Company,
American  Motorists  Insurance  Company  and  American   Manufacturers  Mutual
Insurance  Company.   Director/trustee  of  27  investment  companies  in  the
OppenheimerFunds complex.

Edward V. Regan (71)                None
Trustee since 1993.

President  of Baruch  College,  CUNY;  a  director  of  RBAsset  (real  estate manager);  a director of OffitBank;  formerly  Trustee,  Financial  Accounting
Foundation (FASB and GASB), Senior Fellow of Jerome Levy Economics  Institute,
Bard College;  Chairman of Municipal  Assistance  Corporation  for the City of
New York,  New York State  Comptroller  and trustee,  New York State and Local
Retirement  Fund.   Director/trustee   of  27  investment   companies  in  the
OppenheimerFunds complex.

Russell S. Reynolds, Jr. (69)             None
Trustee since 1989.

Chairman  of  The  Directorship  Search  Group,  Inc.  (corporate   governance
consulting and executive  recruiting) (since 1993); a director of Professional
Staff  Limited  (a U.K.  temporary  staffing  company)  (since  1995);  a life trustee of International House (non-profit  educational  organization),  and a trustee of the Greenwich  Historical  Society  (since 1996).  Director/trustee of 27 investment companies in the OppenheimerFunds complex.

Name, Age, Address                  Fund Shares Beneficially
And Five-Year Business Experience   Owned as of June 19,  2001 and % of Class Owned

Donald W. Spiro (75)                None
Trustee since 1985.

Chairman  Emeritus  of  the  Manager  (since  1991).   Formerly  he  held  the
following  positions:  Chairman  (November 1987 - January 1991) and a director
(January  1969 - August  1999)  of the  Manager;  President  and  Director  of
OppenheimerFunds  Distributor,  Inc.,  a  subsidiary  of the  Manager  and the
Fund's  Distributor  (July  1978  -  January  1992).  Director/trustee  of  27 investment companies in the OppenheimerFunds complex.

Clayton K. Yeutter (70)             None
Trustee since 1993.

Of Counsel, Hogan and Hartson (a Washington, D.C. law firm) (since 1993). Other directorships: Caterpillar, Inc. (since 1993); Zurich Financial Services
(since 1998); ConAgra, Inc. (since 1993); FMC Corporation (since 1993); Texas
Instruments Incorporated (since 1993); and Weyerhaeuser Co. (since 1999);
formerly a director of: Farmers Group Inc. (1994-2000), Zurich Allied AG
(1998-2000) and of Allied Zurich plc (1998-2000). Director/trustee of 27 investment companies in the OppenheimerFunds complex.

A.    General Information Regarding the Board of Trustees.

      The primary  responsibility  for  management  of the Fund rests with the
Board of Trustees.  The Trustees  meet  regularly to review the  activities of the Fund  and of the  Manager.  The  Manager  is  responsible  for the  Fund's day-to-day  operations.  Six regular meetings of the Trustees were held during the fiscal  year ended  July 31,  2000.  Each of the  incumbent  Trustees  was present  for at  least  75% of  the  meetings  held  of the  Board  and of all committees on which that Trustee served.

B.    Audit Committee of Board of Trustees.

      The Trustees have appointed an Audit Committee,  comprised of Kenneth A.
Randall  (Chairman),  Benjamin Lipstein,  and Edward V. Regan, all of whom are
Non-Affiliated  Trustees.  The Audit Committee met six times during the fiscal year  ended  July 31,  2000.  The Board of  Trustees  does not have a standing nominating or compensation committee.

      The Audit Committee furnishes the Board with  recommendations  regarding the  selection  of the  independent  auditor.  Other  functions  of the  Audit
Committee  include:  (i)  reviewing  the scope and  results  of audits and the audit  fees  charged;  (ii)  reviewing  reports  from the  Fund's  independent auditor regarding the Fund's internal accounting procedures and controls;  and
(iii)  establishing  a  separate  line of  communication  between  the  Fund's independent auditor and its Non-Affiliated Trustees.

      Based on the Audit Committee's recommendation,  the Board of Trustees of the Fund,  including a majority of the Non-Affiliated  Trustees,  at a meeting held  August 2, 2000  selected  KPMG LLP  ("KPMG") as auditors of the Fund for the fiscal year  beginning  August 1, 2000.  KPMG also serves as auditors  for certain other funds for which the Manager acts as investment advisor.

      During  the  fiscal  year  ended July 31,  2000,  KPMG  performed  audit services for the Fund including the audit of the Fund's financial  statements, review of the Fund's  annual  report  and  registration  statement  amendment, consultation on financial  accounting and reporting matters, and meetings with the Board of Trustees.

      1.  Audit Fees.

      The aggregate  fees billed by KPMG for  professional  services  rendered for the audit of the Fund's annual  financial  statements  for the fiscal year ended July 31, 2000 were $9,000.

      2.  All Other Fees.

      In  addition  to the audit  fees  billed by KPMG,  KPMG  billed the Fund approximately  $25 for non-audit  professional  services  provided to the Fund for the fiscal year ended July 31,  2000.  The Audit  Committee  of the Fund's
Board of  Trustees  considered  and  found  that the  provision  of  non-audit
services  is  compatible   with   maintaining   the   principal   accountant's
independence.

      Representatives  of KPMG are not  expected  to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Trustees and Officers.

      Each of the  current  Trustees  also  serves as a trustee or director of other New York-based mutual funds in the OppenheimerFunds  complex. The Fund's
Non-Affiliated  Trustees  are paid a retainer  plus a fixed fee for  attending each meeting and are  reimbursed  for  expenses  incurred in  connection  with attending such meetings.  Each Fund in the OppenheimerFunds  complex for which they serve as a director or trustee pays a share of these expenses.

      The officers of the Fund are affiliated  with the Manager and receive no salary  or  fee  from  the  Fund.  The  Trustees  of  the  Fund  received  the compensation  shown below. The compensation  from the Fund was paid during the
Fund's fiscal year ended July 31, 2000. The  compensation  from all of the New
York-based  Oppenheimer  funds includes  compensation  received as a director, trustee or member of a committee  during the calendar year 2000.  Compensation is paid for services in the positions below their names.

--------------------------------------------------------------------------------
                                                             Total
                                                             Compensation
                                                             from all
                                           Retirement        New York-Based
                                           Benefit Accrued   Oppenheimer
                       Aggregate           as Fund           Funds (30 Funds)2
                       Compensation        Expenses
Name and Position      from Fund1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leon Levy                    $2,102             $1,284            $171,950
Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Galli               $411               None             $191,134
Study Committee
Member 3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillip A. Griffiths4         $174               None             $59,529

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benjamin Lipstein            $1,961             $1,253            $148,639
Study Committee
Chairman,
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elizabeth B. Moynihan         $898               $399             $104,695
Study Committee
Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth A. Randall           $1,204              $752             $96,034
Audit Committee
Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward V. Regan               $452               None             $94,995
Proxy Committee
Chairman, Audit
Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell S. Reynolds,          $587               $249             $71,069
Jr.
Proxy Committee
Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donald W. Spiro               $185               None             $63,435
Vice Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Clayton K. Yeutter             $60               None             $71,069
Proxy Committee
Member 5
--------------------------------------------------------------------------------
---------------------
1 Aggregate  compensation  includes fees, deferred  compensation,  if any, and retirement plan benefits  accrued for a Trustee for the fiscal year ended July
31, 2000.
2  For the 2000 calendar year.
3  Total  Compensation  for  the  2000  calendar  year  includes  compensation received  for serving as a Trustee or Director  of 10  additional  Oppenheimer funds.
4  Includes $1,799 deferred under Deferred Compensation Plan described below.
5     Includes $619 deferred under Deferred Compensation Plan described below.

       The Fund has adopted a  retirement  plan that  provides for payments to retired  Trustees.  Payments  are up to 80% of the average  compensation  paid during a  Trustee's  five years of service in which the  highest  compensation was  received.  A Trustee must serve as director or trustee for any of the New
York-based  Oppenheimer  funds  for at least 15 years to be  eligible  for the maximum payment.  Each Trustee's retirement benefits will depend on the amount of the Trustee's future  compensation  and length of service.  The Fund cannot estimate  the  number  of  years  of  credited  service  that  will be used to
determine  those  benefits  at  this  time.  Therefore,   the  amount  of  the
retirement benefits cannot be determined at this time.

      The Board of  Trustees  has  adopted a  Deferred  Compensation  Plan for
Non-Affiliated  Trustees that enables them to elect to defer receipt of all or a portion  of the annual  fees they are  entitled  to  receive  from the Fund.
Under  the plan,  the  compensation  deferred  by a  Trustee  is  periodically adjusted as though an equivalent  amount had been invested in shares of one or more  Oppenheimer  funds  selected  by the  Trustee.  The  amount  paid to the
Trustee under the plan will be determined  based upon the  performance  of the selected funds.

      Deferral of  Trustees'  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  or net  income per share.  The plan will not obligate  the  Fund  to  retain  the  services  of any  Trustee  or to pay any particular  level of compensation to any Trustee.  Pursuant to an order issued by the  Securities and Exchange  Commission,  the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval.

      Information  is given below  about the  executive  officers  who are not
Trustees of the Fund,  including  their  business  experience  during the past five years. Messrs. Donohue,  Wixted, Bishop, Zack and Farrar serve in similar capacities with several other funds in the OppenheimerFunds complex.

Name, Age, Address and Five-Year Business Experience

Merrell Hora, Portfolio Manager since May 2001; Age: 32.
Two World Trade Center, New York, New York 10048-0203

Assistant  Vice  President  of the  Manager  (since  July  1999);  a portfolio manager of other Oppenheimer  funds;  formerly a Senior  Quantitative  Analyst for the Fixed  Income  Department's  Quantitative  Analysis  Team (July 1998 -
August 2000);  prior to joining the Manager in July 1998 he was a quantitative analyst with a subsidiary of the Cargill  Financial  Services  Group  (January
1997 - September  1997) and also held numerous  positions at the University of
Minnesota, from which he obtained his Ph.D. in Economics.

Jerry A. Webman, Portfolio Manager since February 1996; Age: 51.
Two World Trade Center, New York, New York 10048-0203

Senior Vice President and Senior Investment  Officer and Director of the Fixed
Income Department of the Manager (since February 1996);  Senior Vice President of  HarbourView  Asset  Management  Corporation  (since May 1999); a portfolio manager of other  Oppenheimer  funds;  before  joining the Manager in February
1996,  he  was  a  Vice  President  and  portfolio   manager  with  Prudential
Investment Corporation (March 1986 - February 1996).

Andrew J. Donohue, Secretary since 1996; Age: 50.
Two World Trade Center, New York, NY 10048

Executive Vice President (since January 1993), General Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice
President and General Counsel (since September 1993) and a director (since
January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice
President, General Counsel and a director (since September 1995) of
HarbourView Asset Management Corporation, Shareholder Services, Inc.,
Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings,
Inc., of OFI Private Investments, Inc. (since March 2000), and of Oppenheimer
Trust Company (since May 2000), a trust company subsidiary of the Manager;
President and a director of Centennial Asset Management Corporation (since
September 1995) and of Oppenheimer Real Asset Management, Inc. (since July
1996); Vice President and a director (since September 1997) of
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc;
General Counsel (since May 1996) and Secretary (since April 1997) of
Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted,  Treasurer and Principal  Financial  and  Accounting  Officer
since April 1999;
Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112

Senior  Vice  President  and  Treasurer  (since  March  1999) of the  Manager;
Treasurer  (since March 1999) of  HarbourView  Asset  Management  Corporation,
Shareholder  Services,  Inc.,  Oppenheimer Real Asset Management  Corporation,
Shareholder  Financial Services,  Inc. and Oppenheimer  Partnership  Holdings,
Inc.,   of  OFI  Private   Investments,   Inc.   (since  March  2000)  and  of
OppenheimerFunds  International  Ltd.  and  Oppenheimer  Millennium  Funds plc
(since May 2000);  Treasurer and Chief  Financial  Officer (since May 2000) of
Oppenheimer  Trust  Company;   Assistant   Treasurer  (since  March  1999)  of
Oppenheimer  Acquisition Corp. and of Centennial Asset Management Corporation;
an officer of other Oppenheimer funds;  formerly Principal and Chief Operating
Officer,  Bankers Trust Company - Mutual Fund Services  Division (March 1995 -
March 1999);  Vice  President and Chief  Financial  Officer of CS First Boston
Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary since 1988; Age: 52.
Two World Trade Center, New York, NY 10048

Senior Vice President  (since May 1985) and Associate  General  Counsel (since
May 1981) of the Manager;  Assistant Secretary of Shareholder  Services,  Inc.
(since May 1985),  Shareholder Financial Services, Inc. (since November 1989);
OppenheimerFunds  International  Ltd.  and  Oppenheimer  Millennium  Funds plc
(since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer since 1994; Age: 42.
6803 South Tucson Way, Englewood, CO 80112

Vice President of the  Manager/Mutual  Fund  Accounting  (since May 1996);  an officer of other  Oppenheimer  funds ; formerly an Assistant Vice President of the  Manager/Mutual  Fund  Accounting  (April  1994  - May  1996)  and a  Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer since 1994; Age: 35.
6803 South Tucson Way, Englewood, CO 80112

Vice  President  of the  Manager/Mutual  Fund  Accounting  (since  May  1996);
Assistant Treasurer of Oppenheimer  Millennium Funds plc (since October 1997);
an officer of other  Oppenheimer  funds;  formerly an Assistant Vice President of the  Manager/Mutual  Fund  Accounting  (April  1994 - May  1996) and a Fund
Controller for the Manager.

All officers serve at the pleasure of the Board.

As of June 19, 2001, the Trustees and officers as a group  beneficially  owned none of the outstanding Class A, Class B, or Class C shares of the Fund.

THE BOARD OF TRUSTEES  RECOMMENDS  A VOTE FOR THE  ELECTION OF EACH NOMINEE AS
TRUSTEE.

Introduction to Proposal 2

      Oppenheimer  Florida  Municipal Fund is a state-specific  municipal bond fund, the investment  objective of which is to seek as high a level of current interest  income exempt from federal income taxes for individual  investors as is available from municipal  securities,  consistent with the  preservation of capital.  The Fund  seeks  to  offer  investors  the  opportunity  to own fund shares exempt from Florida intangible personal property taxes.

      The  State  of  Florida  does  not  levy a  personal  income  tax on its residents.  However,  Florida  levies  an  annual  tax on  certain  intangible personal  property with a taxable situs in the state. The intangible  personal property that is subject to the tax includes  stocks,  certain  bonds,  notes, and other  obligations  not  secured  by liens on Florida  realty,  mortgages, certain  leaseholds on  governmental  property,  and other types of intangible personal  property.  Notes, bonds and other obligations issued by the State of
Florida and its  municipalities,  which comprise a significant  portion of the
Fund's  investments,  are exempt from the Florida intangible personal property tax.

      Recently,  the legislature of the State of Florida approved an amendment to the  intangible  tax statute  increasing  the exemption from the intangible personal  property  tax for  taxpayers  who are  natural  persons.  For single persons,  the  amendment  increased  to $250,000  from  $20,000,  the value of intangible  property  exempt  from the  Florida  intangible  tax.  For married couples  filing a joint  intangible  tax return,  the amendment  increased the exempt value to $500,000 from $40,000.  The increase in these  exemptions will result  in a  decrease  in the tax  benefits  gained  by  holders  of  Florida municipal bonds relative to holders of non-exempt  securities.  Therefore,  it is  anticipated  that  municipal  bonds of  other  states  will  begin to look equally  attractive  to Florida  residents.  With the  anticipated  decline in sales popularity of Florida  municipal bond funds,  spreads between  municipal bonds of other  states and bonds  issued by the State of Florida are  expected to tighten to the detriment of shareholders of the Fund.

      In response to changes in exemptions to the Florida intangible  personal property  tax  resulting  in  diminished  benefits of  investing  in a Florida municipal  bond fund,  the  Manager  recommended,  and the Board  approved,  a proposal  to change the  Fund's  investment  objective  to become a high yield national municipal bond fund.

PROPOSAL 2: TO APPROVE CHANGES TO THE FUND'S  INVESTMENT  OBJECTIVE;  INDUSTRY
CONCENTRATION AND NON-DIVERSIFICATION POLICY

      Proposal  2  is  composed  of  three  sub-proposals.   Shareholders  are
requested   to  vote  on  each   of  the   three   sub-proposals   separately.
Implementation  of the changes proposed in each of the three  sub-proposals is contingent  upon  the  approval  of all of  the  sub-proposals.  If all of the sub-proposals  are approved,  the effective date of Proposal 2 will be delayed until the Fund's  prospectus  can be updated to reflect  the  changes.  If any sub-proposal in Proposal 2 is not approved,  then all the investment  policies covered in Proposal 2 will remain unchanged.

A.  Investment Objective

       As stated above, the Fund is a state-specific  municipal bond fund, the investment  objective of which is to seek as high a level of current  interest income  exempt  from  federal  income  taxes for  individual  investors  as is available from  municipal  securities,  consistent  with the  preservation  of capital.  The Fund seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes.

      In order to achieve the Fund's  investment  objective,  the Fund invests mainly in Florida  municipal  securities that pay interest exempt from federal personal  income taxes.  Additionally,  the Fund invests in Florida  municipal securities (and certain other permitted  securities),  so that its shares will be  exempt  from  the  Florida  tax on  intangible  personal  property.  These securities  primarily  include  municipal  bonds  (which are debt  obligations having a  maturity  of more than one (1) year when  issued),  municipal  notes
(short-term  obligations),  and  interests  in municipal  leases.  Most of the securities the Fund buys must be "investment  grade"  (securities rated in the four (4) highest rating categories of national rating  organizations,  such as
Moody's Investor Services),  although the Fund can hold lower-grade securities as well.

      Under normal market conditions,  the Fund attempts to invest 100% of its assets in  municipal  securities,  and  invests  at least 65% of its assets in
Florida municipal  securities.  As a fundamental  policy,  the Fund invests at least 80% of its assets in municipal  securities.  The Fund does not limit its investments  to  securities  of a  particular  maturity,  and  may  hold  both long-term and short-term securities.

      With the  decrease  in the  relative  tax  benefit  afforded  holders of
Florida  municipal  bonds  resulting  from the increase in the exempt value of intangible  personal property held by natural persons,  it is anticipated that municipal  bonds of other  states  will begin to look  equally  attractive  to
Florida  residents.  With  the  anticipated  decline  in sales  popularity  of
Florida municipal bond funds,  spreads between municipal bonds of other states and bonds  issued by the State of Florida  are  expected  to  tighten,  to the detriment  of  shareholders  of the Fund.  While the  relative  tax benefit to
shareholders   of  the  Fund  decreases,   the  risk  of   non-diversification
associated  with an  investment  in the Fund  remains the same,  as  discussed below.

      The Fund is a non-diversified  fund, which means that, compared to funds that are  diversified,  it can  invest a greater  portion of its assets in the securities  of one  issuer,  such as bonds  issued  by the  State of  Florida.
Having a greater  percentage of its assets invested in the securities of fewer issuers,  particularly  government  issuers  of one  state,  could  result  in greater  fluctuations  of the Fund's share prices due to economic,  regulatory or political  problems in Florida.  Because the Fund  focuses its  investments primarily  on  Florida  municipal  securities,  the  value  of  its  portfolio investments  will be highly sensitive to events affecting the fiscal stability of the  State  of  Florida  and  its  municipalities,  authorities  and  other instrumentalities  that issue securities.  The ability of the state government and its agencies,  authorities,  instrumentalities  and subdivisions  (such as cities,  towns and counties) to meet their debt obligations  depends primarily on the availability of tax revenues and other revenues.

      The financial  condition of the state and those other agencies and local governments  may be  affected  from  time  to  time  by  economic,  political, demographic and natural conditions.  In addition,  constitutional  amendments, legislative  measures,  executive  orders  and voter  initiatives  may limit a government's  power to raise revenues or increase taxes.  That could adversely affect the ability of an issuer of  particular  debt  obligations  to meet its
financial   obligations.   The  market  value  and  marketability  of  Florida
municipal   securities  and  the  availability  of  the  interest  income  and repayment of principal on those  securities  could be adversely  affected by a default or financial crisis relating to the State, its agencies,  authorities, instrumentalities and subdivisions.

      The risk of  non-diversification  exists in any single  state  municipal fund.  However,  with the recent  increase  in the  exemption  from  Florida's intangible  personal  property  tax,  many  shareholders  of the Fund will not receive the tax benefits  previously  afforded by an  investment  in the Fund, while  still  assuming  the  risks  associated  with  non-diversification,  as described above.

      After  considering  the impact on the Fund of the  increased  exemptions from the Florida  personal  property  intangible tax, the Manager  recommended and the Board approved  proposing to  shareholders of the Fund a change to the investment  objective  of the  Fund to seek a high  level  of  current  income exempt from  federal  income  taxes for  individual  investors as is available
from  investing  in  a  diversified   portfolio  of  high-yield,   lower-rated
municipal  securities  commonly  referred  to  as  "junk  bonds".  The  Fund's investment  objective is a fundamental  policy,  and as such cannot be changed without the approval of a majority of the Fund's  outstanding  voting  shares.
The current and proposed investment objective is set forth below.

                                   Current

           The  Fund  seeks  as high a  level  of  current  interest
           income  exempt from federal  income taxes for  individual
           investors  as is  available  from  municipal  securities,
           consistent with  preservation  of capital.  The Fund also
           seeks  to offer  investors  the  opportunity  to own fund
           shares exempt from Florida  intangible  personal property
           taxes.

                                   Proposed

           The Fund  seeks a high  level of  current  income  exempt
           from  federal  income taxes for  individual  investors by
           investing  in  a  diversified  portfolio  of  high-yield,
           municipal securities.

      If shareholders  vote to approve the change to the investment  objective of the Fund,  the Fund will become a national  high-yield  municipal bond fund and Ronald H. Fielding,  CFA, Senior Vice President of the Manager, will serve as the Fund's  Portfolio  Manager  and Chief  Strategist.  Anthony A.  Tanner,
CFA,  will serve as Assistant  Portfolio  Manager.  Both Mr.  Fielding and Mr.
Tanner have extensive  experience with high-yield municipal  securities.  They currently  manage  three other  Oppenheimer  municipal  bond funds,  including
Rochester  Fund   Municipals,   Limited  Term  New  York  Municipal  Fund  and
Oppenheimer Pennsylvania Municipal Fund.

As a national  high-yield  municipal  bond fund,  the Fund will,  under normal market  conditions,  continue  to  attempt  to  invest  100% of its  assets in municipal  securities.  As a fundamental  policy,  changeable only by the vote of a majority of the outstanding  voting securities of the Fund, the Fund will invest at least 80% of its assets in municipal  securities.  However, the Fund will no longer  be  required  to  invest  at least 65% of its total  assets in
Florida municipal securities.  Furthermore,  the Fund may invest a significant portion of its total assets in  high-yield  municipal  securities.  Investment in these types of  securities  is  associated  with  special  risks  described below.  Lower-rated  debt  securities  are those  rated below "Baa" by Moody's
Investor Services,  Inc.  ("Moody's") or lower than "BBB" by Standard and Poor's
Rating Service  ("SandP") or comparable  ratings by other  nationally-recognized rating  organizations  (or, in the case of unrated  securities,  determined by the Manager to be comparable to securities rated below investment  grade).  By comparison,  most of the municipal  securities that the Fund currently invests in are  "investment-grade"  at the  time of  purchase.  Furthermore,  the Fund does not  currently  invest  more  than 25% of its total  assets in  municipal
securities   that  at  the  time  of  purchase  are  not   "investment-grade."
"Investment-grade"  securities  are those  rated  within the four (4)  highest
rating  categories  of  Moody's,   SandP,  Fitch,  Inc.  or  another  nationally
recognized rating organization,  or (if unrated),  judged by the Manager to be comparable to rated investment grade securities.

      Currently,  the Fund has a non-fundamental  investment policy whereby it will not  invest  more than 20% of its total  assets in inverse  floaters.  If this Proposal 2 is approved,  it is proposed  that the Fund's  non-fundamental investment  policy on inverse  floaters  will be changed to permit the Fund to invest up to 35% of its total  assets in inverse  floaters.  Inverse  floaters are  variable  rate bonds that pay interest at rates that move in the opposite direction  of yields  on  short-term  bonds in  response  to  market  changes.
Because interest rates on lower-rated  municipal  securities in which the Fund proposes to invest if Proposal 2 is adopted are more  volatile  than  interest
rates  on  investment  grade  municipal   securities,   additional  investment
strategies  may then be desirable to take  advantage of or hedge  against such potential  volatility.  Such strategies may utilize inverse floaters.  Inverse floaters are a type of "derivative  security" and are associated  with special risks. As interest rates rise,  inverse  floaters produce less current income, and their  market  value can  become  volatile.  Some have a "cap," so that if interest  rates rise above the "cap," the security  pays  additional  interest income.  If rates do not rise  above  the  "cap,"  the Fund  will have paid an additional  amount  for a  feature  that has  proven to be  worthless.  If the issuer of this type of derivative  investment does not pay the amount due, the
Fund can lose  money on its  investment.  Also,  the  underlying  security  or investment on which the inverse floater is based,  and the derivative  itself, may not perform the way the Manager  expected it to perform.  If that happens, the Fund will  generate  less income  than  expected.  As a result,  its share price  could  decline or the  volatility  of the  Fund's  share  prices  could increase.  Inverse  floaters  may be or become  illiquid,  making it difficult for the Fund to sell them quickly at an acceptable  price.  By increasing  the amount of the Fund's  assets  that can be invested  in inverse  floaters,  the
Fund will be  subject to  increased  special  risks  associated  with  inverse floaters, as described above.

      There are  special  risks  associated  with  investment  in  high-yield, lower-grade  debt  securities.  The  credit  risks of a fund that  invests  in
lower-grade   securities  are  higher  than  those  of  funds  that  buy  only investment  grade  securities.  Lower-grade  debt securities may be subject to greater market  fluctuations and greater risks of loss of income and principal than  investment-grade  debt  securities.  Securities  that are (or that  have fallen) below  investment grade are exposed to a greater risk that the issuers of those  securities  might not meet their debt  obligations.  These risks can reduce the Fund's share prices and the income it earns.

      While  investment  grade  securities are subject to risks of non-payment of interest and principal,  generally,  higher  yielding,  lower-grade  bonds,
whether  rated  or  unrated,   have  greater  risks  than   investment   grade
securities.  The  market  for  lower-grade  securities  may  be  less  liquid, especially during times of general economic  distress,  and therefore they may be harder to sell at an acceptable price.

      Although an  investment  in a national  high-yield  municipal  bond fund will have higher credit risk than an investment  in a  single-state  municipal fund,  shareholders  of a national high yield municipal bond fund would not be exposed  to the  risk  of  non-diversification  currently  associated  with an investment in the Fund. If the  shareholders  of the Fund vote to approve this proposal,  the  investment  policies  of the Fund other  than those  discussed herein will remain the same. However,  the name of the Fund will be changed to
"Oppenheimer Rochester National Municipals."

B. Industry Concentration

      The Fund currently has a fundamental  investment  policy  prohibiting it from  "concentrating"  its  investments,  that is, investing "to the extent of
25%"  of its  total  assets  in any one  industry,  excluding  investments  in municipal  securities  in general or in Florida  municipal  securities,  or in securities  issued  or  guaranteed  by the  United  States  government  or its agencies or  instrumentalities.  The Fund's  Trustees  propose that the Fund's industry  concentration  policy  remain  fundamental,  but be amended to state that it  applies to "25% or more" of the  Fund's  total  assets and to clarify that the policy does not apply to  investments  in securities  issued by other mutual funds.  Furthermore,  the Trustees propose that the exclusion regarding
Florida municipal  securities be eliminated because, as a high yield municipal bond fund, the exclusion of Florida municipal  securities is unnecessary.  The current and proposed industry concentration policies are stated below.

                                   Current

            The  Fund  cannot  concentrate  its  investments  to  the
            extent  of 25%  of  its  total  assets  in any  industry.
            However,   there  is  no  limitation  as  to  the  Fund's
            investments  in  municipal  securities  in  general or in
            Florida municipal  securities,  or in obligations  issued
            by   the   U.S.    Government   and   its   agencies   or
            instrumentalities.

                                   Proposed

            The Fund cannot  invest 25% or more of its total  assets
            in any one  industry.  That  limit  does  not  apply  to
            municipal  securities in general,  to securities  issued
            or  guaranteed  by the U.S.  government  or its agencies
            and   instrumentalities   or  to  securities  issued  by
            investment companies.

      The  purpose  of this  proposal  is to clarify  the  Fund's  fundamental policy on  industry  concentration  and to conform  the Fund's  policy in this area  to one  that  is  consistent  with  that  of  other  Oppenheimer  funds.
Furthermore,  the  Fund  is a  party  to  an  exemptive  order  from  the  SEC permitting it to enter into a fund-of-funds  arrangement with other affiliated funds and  shareholder  approval of this  proposal is  necessary to permit the
Fund to take advantage of the exemptive relief.  Currently,  the Fund does not anticipate  participating in a fund-of-funds  arrangement.  However, it may do so in the  future.  Should  shareholders  approve  this  proposal,  the Fund's prospectus  would have to be revised to reflect  such a change in policy.  The
Trustees  believe  that  standardized  policies  will  assist the Fund and the
Manager in  maintaining  compliance  with the various  investment  policies to which the Oppenheimer funds are subject.

C.  Non-Diversification Policy

      The Fund is presently  "non-diversified"  under the 1940 Act. This means that the Fund can  invest  more of its  assets in the  securities  of a single
issuer  than  a  fund  that  is  diversified.   Being   non-diversified  poses
additional  investment  risks because,  if the Fund invests more of its assets in fewer issuers,  the value of its shares is subject to greater  fluctuations from adverse  conditions  affecting any one of those issuers.  This investment policy is a  fundamental  policy  that can only be  changed  by a  shareholder vote.

      The Fund's  Board of  Trustees  has  approved  a proposed  change in the
Fund's  diversification  status.  If approved by Fund  shareholders,  the Fund would  be  "diversified."  This  means  that  as to  75%  of  its  assets,  no individual  security can represent more than 5% of the Fund's assets,  and the
Fund  could  not own more than 10% of the  issuer's  voting  securities.  This investment policy does not apply to securities  issued by the U.S.  Government or  any  of  its  agencies  or  instrumentalities.  The  proposed  fundamental investment policy is set forth below.

                                   Proposed

                  The  Fund   cannot   buy   securities   issued   or
                  guaranteed  by any one  issuer  if more  than 5% of
                  its total  assets  would be invested in  securities
                  of that  issuer  or if it would  then own more than
                  10%  of  that  issuer's  voting  securities.   That
                  restriction  applies  to 75% of  the  Fund's  total
                  assets.  The  limit  does not  apply to  securities
                  issued  by  the  U.S.  Government  or  any  of  its
                  agencies  or  instrumentalities  or  securities  of
                  other investment companies.

      The Fund intends to diversify its  investments  so that it will continue to qualify as a "regulated  investment  company"  under the  Internal  Revenue
Code,  whether or not this proposal is adopted.  This means that at the end of each calendar quarter,  as to 50% of the Fund's assets, no individual security can represent 5% of the Fund's  assets.  In addition,  no more than 25% of the
Fund's  assets will be invested in the  sovereign  debt  securities of any one country, or in the securities of any one corporate issuer.

THE  BOARD  OF  TRUSTEES   UNANIMOUSLY   RECOMMENDS   THAT  YOU  APPROVE  EACH
SUB-PROPOSAL DESCRIBED ABOVE.

PROPOSAL 3: APPROVAL OF CHANGES TO THE FUND'S  FUNDAMENTAL  INVESTMENT  POLICY
CONCERNING BORROWING

      The 1940 Act imposes certain  restrictions  on the borrowing  activities of mutual  funds.  The  restrictions  on  borrowing  are  designed  to protect shareholders  and their  investment in a fund by limiting a fund's  ability to leverage  its  assets.  Leverage  exists when a fund has the right to a return on an  investment  that  exceeds  the  amount  the  fund  contributed  to  the investment.  Borrowing  money to make an  investment  is an  example  of how a fund  leverages  its assets.  The use of  leverage  exposes  shareholders  and their  investments  in  a  fund  to a  greater  risk  of  loss.  For  example, borrowing  may cause the value of a fund's  shares to be more volatile than if the fund did not  borrow.  A fund's  borrowing  policy  must be a  fundamental investment policy.

      A mutual  fund may borrow  money to meet  redemptions  in order to avoid forced,  unplanned  sales of portfolio  securities.  This  technique  allows a fund greater  flexibility to buy and sell portfolio  securities for investment or tax considerations rather than for cash flow considerations.

      Under the 1940 Act,  the  maximum  amount a mutual  fund  currently  may borrow  from banks is  one-third  of its total  assets  (including  the amount borrowed).  A fund may  borrow  up to 5% of its  total  assets  for  temporary purposes  from  any  person.  Under  the  1940  Act,  there  is  a  rebuttable presumption  that a loan is temporary  if it is repaid  within 60 days and not extended or renewed.

      The  Fund  is  currently  subject  to a  fundamental  investment  policy concerning  borrowing  which is more  restrictive  than  required  by the 1940
Act.  The Trustees  propose that the Fund's  policy on borrowing be amended to permit the Fund to borrow to the extent  permitted by law, rule or regulation.
As amended,  the Fund's policy on borrowing would remain a fundamental  policy changeable  only  by  the  vote  of  a  majority  of  the  outstanding  voting securities of the Fund as defined in the 1940 Act.

      The current and proposed  fundamental  investment policies are set forth below.

                                   Current

            The  Fund  cannot  borrow  money  or  securities  for any
            purposes  except  that  (a)  borrowing  up to  10% of the
            Fund's  total   assets  from  banks   and/or   affiliated
            investment   companies   as  a   temporary   measure  for
            extraordinary  or emergency  purposes  and (b)  borrowing
            up to 5% of  the  Fund's  total  assets  from  banks  for
            investment  purposes,  is  permitted.  As  a  fundamental
            policy,  borrowings  can be made only to the extent  that
            the  value of the  Fund's  assets,  less its  liabilities
            other than  borrowings,  is equal to at least 300% of all
            borrowings  (including  the proposed  borrowing).  If the
            value  of the  Fund's  assets  fails  to meet  this  300%
            asset  coverage  requirement,  the  Fund is  required  to
            reduce  its bank debt  within  three (3) days to meet the
            requirement.

                                   Proposed

            The Fund  may not  borrow  money,  except  to the  extent
            permitted  under the 1940 Act,  the rules or  regulations
            thereunder   or   any   exemption   therefrom   that   is
            applicable  to  the  fund,  as  such  statute,  rules  or
            regulations  may be amended or  interpreted  from time to
            time.

      If shareholders  approve this proposal,  the Fund's current  fundamental policy  will be  replaced by the  proposed  fundamental  policy and the Fund's prospectus  will be  revised to reflect  the 1940 Act's  current  restrictions regarding  borrowing.  If approved,  the proposed policy concerning  borrowing would  increase the Fund's  ability to borrow up to the limits set by the 1940
Act.

      There are risks  associated with  borrowing.  The Fund will pay interest on the  money  that it  borrows,  and that  interest  expense  will  raise the overall  expenses of the Fund and reduce its returns.  If it does borrow,  its expenses  will  be  greater  than  comparable  funds  that do not  borrow  for
"leverage."  Leverage is a technique  whereby a fund  borrows from banks on an unsecured basis and invests those borrowed funds in portfolio securities.  The interest  on the loan may be more (or less)  than the yield on the  securities purchased  with the loan  proceeds.  Additionally,  the Fund's net asset value might  fluctuate  more than that of funds that do not borrow,  thus, the value of the Fund's  shares may be more  volatile  than if the Fund did not  borrow.
Currently,  the Fund does not anticipate that its borrowings would exceed five
(5) percent of its net assets.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL.

PROPOSAL 4: APPROVAL OF A NEW CLASS B 12b-1  DISTRIBUTION AND SERVICE PLAN AND
AGREEMENT

      Class B shares of the Fund were  first  offered to the public on October
1,  1993.  Also on  October  1,  1993,  the Fund  adopted a  Distribution  and
Service Plan and Agreement for Class B shares.  In 1994, the Board of Trustees approved an amendment to the Fund's Class B  Distribution  and Service Plan to
eliminate  a  provision  that  would  require  the  Fund to  continue  to make payments to OppenheimerFunds  Distributor,  Inc. (the  "Distributor")  after a termination of the Distribution and Service Plan and Agreement.

      At a meeting of the Board of Trustees  held April 13, 2000,  the Manager proposed the adoption of a new  Distribution  and Service Plan (the  "Proposed
Plan")  which  is  a   "compensation   type  plan"   instead  of  the  current
"reimbursement  type  plan."  The  Fund's  Board  of  Trustees,   including  a
majority of the Independent  Trustees,  approved the Proposed Plan, subject to shareholder  approval,  and  determined  to recommend  the  Proposed  Plan for approval  by the  shareholders.  A copy of the  Proposed  Plan is  attached as
Exhibit  A to  this  proxy  statement,  and is  hereby  submitted  to  Class B shareholders for approval.

      Rule 12b-1 of the 1940 Act permits  the Fund to adopt both the  Proposed
Plan  and the  current  Distribution  and  Service  Plan  and  Agreement  (the
"Current  Plan")  and  each  plan  conforms  with the  rules  of the  National
Association  of Securities  Dealers,  Inc.  ("NASD").  The payments  under the
Proposed Plan will remain subject to the limits imposed by the NASD.

Description of the  Distribution  and Service  Plans.  Under both the Proposed
Plan and the Current Plan, the Fund makes payments to the  Distributor for its services  in  connection  with the  distribution  of  Class B  Shares  and the personal  service and  maintenance  of accounts that hold Class B shares.  The
Fund pays the  Distributor  an  asset-based  sales charge of 0.75% per year of
Class B shares  outstanding for no more than six years, and the Fund also pays the  Distributor  a service fee of 0.15% per year.  The  Current  Plan and the
Proposed  Plan  sets the  service  fee at 0.25%  per  year but the  Board  has voluntarily  reduced  the  service  fee to 0.15%.  Each fee is computed on the average annual net assets of Class B shares of the Fund.

      Service  Fee.  Under  the  Proposed  Plan  and  the  Current  Plan,  the
Distributor pays certain brokers,  dealers, banks or other persons or entities
("Recipients")  a service  fee of 0.15% for  providing  personal  services  to
Class B shareholders  and for  maintenance  of  shareholder  accounts by those
Recipients.  The services  rendered by Recipients in connection  with personal services and the maintenance of Class B shareholder  accounts may include, but are not  limited  to, the  following:  answering  routine  inquiries  from the
Recipient's  customers concerning the Fund, assisting in the establishment and maintenance  of  accounts or  sub-accounts  in the Fund and  processing  share redemption  transactions,  making the  Fund's  investment  plans and  dividend payment options  available,  and providing such other information and services in connection  with the rendering of personal  services and/or the maintenance of  accounts,  as the  Distributor  or the Fund may  reasonably  request.  The
Distributor  is  permitted  under the  Proposed  and  Current  Plans to retain service fee payments to compensate it for rendering such services.

      Under the  Proposed  Plan and Current  Plan  service fee payments by the
Distributor  to Recipients  are made (i) in advance for the first year Class B shares are outstanding,  following the purchase of shares,  in an amount equal to 0.15% of the net asset value of the shares  purchased  by the  Recipient or its customers and (ii) thereafter,  on a quarterly  basis,  computed as of the close of  business  each day at an annual rate of 0.15% of the net asset value of Class B shares held in accounts of the Recipient or its  customers.  In the event  Class B shares  are  redeemed  less  than one year  after the date such shares were sold,  the Recipient is obligated to repay to the  Distributor  on demand a pro rata portion of such advance  service fee payments,  based on the ratio of the remaining period to one year.

      The main  difference  between  the  Proposed  and  Current  Plan for the payment  of the  service  fee  is  that  under  the  Current  Plan,  the  Fund reimburses  the  Distributor  for service  fee  payments  made to  Recipients.
Under the Proposed Plan, the Fund will pay the  Distributor a service fee at a flat rate of 0.15% per annum  without  regard to the  Distributor's  expenses.
Under the  Current  Plan,  the full 0.15%  service fee paid by the Fund is, in effect,  passed  through  the  Distributor  and  paid  to  Recipients  for the
Recipient's  services in servicing  accounts and personal  services to account holders.  It is  anticipated  that  under  the  Proposed  Plan the full  0.15%
service fee currently  paid by the Fund will continue to be passed through the
Distributor  and paid to  Recipients.  The amount of the service fee  payments made by the Fund is not  expected  to  increase  as a result of this  proposal should the Proposed Plan be approved by shareholders.

      Asset-Based Sales Charge.  The Current Plan, a reimbursement  type plan, provides  that  the  Fund  will  pay the  Distributor  on a  monthly  basis an asset-based  sales charge at an annual rate of 0.75% of the net asset value of
Class B Shares  outstanding to reimburse the  Distributor  for its expenses in rendering  services in connection with the  distribution of the Fund's Class B
shares.   Under  the   Current   Plan,   the   distribution   assistance   and
administrative  support  services  rendered by the  Distributor  in connection with the sales of Class B shares may include:  (i) paying sales commissions to any broker,  dealer,  bank or other  institution that sells the Fund's Class B shares;  (ii)  paying  compensation  to  and  expenses  of  personnel  of  the
Distributor who support  distribution  of Class B shares by Recipients;  (iii)
paying or reimbursing  the  Distributor for interest and other borrowing costs incurred on any  unreimbursed  expenses  carried forward to subsequent  fiscal quarters;  (iv) other direct  distribution  costs of the type  approved by the
Board,   including   without   limitation  the  costs  of  sales   literature,
advertising   and   prospectuses   (other  than  those  furnished  to  current
shareholders)  and  state  "blue  sky"  registration  expenses;  and  (v)  any services  rendered by the Distributor that a Recipient may render as described above.

      The Proposed  Plan, a  compensation  type plan,  provides  that the Fund will pay the Distributor on a monthly basis an asset-based  sales charge at an annual rate of 0.75% of the net asset value of Class B Shares  outstanding  to
compensate  the   Distributor   for  providing   distribution   assistance  in
connection  with the  distribution  of the  Fund's  Class B Shares.  Under the
Proposed  Plan,  the  distribution   assistance  and  administrative   support
services  rendered by the Distributor in connection  with the  distribution of
Class B Shares  may  include:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other  person or entity  that sells and  services  the Fund's
Class B Shares;  (ii) paying  compensation to and expenses of personnel of the
Distributor who support  distribution  of Class B Shares by Recipients;  (iii)
obtaining  financing or providing such  financing  from its own resources,  or
from  an   affiliate,   for  interest  and  other   borrowing   costs  of  the
Distributor's  unreimbursed  expenses,   incurred  in  rendering  distribution
assistance and  administrative  support services for Class B Shares;  and (iv)
paying certain other direct distribution expenses.

      Other distribution  assistance  rendered by Recipients under either Plan may include,  but shall not be limited to, the following:  distributing  sales literature  and  prospectuses  other than those  furnished to current  Class B shareholders,  providing  compensation  to and paying expenses of personnel of the  Recipient  who  support  the  distribution  of  Class  B  shares  by  the
Recipient,  and providing  such other  information  and services in connection with the  distribution  of Class B shares as the  Distributor  or the Fund may reasonably request.

      The  Proposed  Plan  further  provides  that  payments  may be  made  in connection with Class B Shares acquired (i) by purchase,  (ii) in exchange for shares of  another  investment  company  for which the  Distributor  serves as distributor or sub-distributor,  or (iii) pursuant to a plan of reorganization to which the Fund is a party.

      Under both Plans,  the Distributor  pays sales  commissions from its own resources to  Recipients at the time of sale  currently  equal to 3.85% of the purchase  price of Class B Fund shares sold by such  Recipient,  and  advances the first year  service fee of 0.15%.  The  Proposed  Plan  provides  that the
Distributor  may  advance  the  service  fee for the first year at the time of sale,  pay the service fee  quarterly  or pay the service fee more  frequently than  quarterly.  The Proposed Plan also provides that the Distributor may pay the  asset-based  sales  charge  on  Class B  shares  instead  of  paying  the commission.  The Distributor retains the service fee and the asset-based sales charge  during  the first  year  shares  are  outstanding  to recoup the sales commissions  it pays,  the advances of service fee payments it makes,  and its
financing  costs.  Thereafter,   the  Distributor  pays  the  service  fee  to
Recipients and retains the asset-based sales charge.

      Asset-based  sales charge payments are designed to permit an investor to purchase  shares of the Fund without paying a front-end  sales load and at the same time permit the  Distributor to compensate  Recipients in connection with the  sale of  Class  B  shares  of the  Fund.  The  Distributor  and the  Fund anticipate  that it will take a number of years for the  Distributor to recoup the  sales  commissions  paid to  Recipients  and  other  distribution-related expenses,  from the Fund's payments to the Distributor under the Class B Plan, and from  the  contingent  deferred  sales  charge  deducted  from  redemption proceeds for Class B shares redeemed  within six years of their  purchase,  as described in the Fund's prospectus.

      Like the Current  Plan,  the Proposed  Plan  contains a provision  which provides  that the  Board  may  allow  the Fund to  continue  payments  to the
Distributor  for  Class B  shares  sold  prior  to  termination  of the  Plan.
Pursuant to this  provision,  payment of the  service fee and the  asset-based sales charge could be continued by the Board after termination.

      Like the service  fee,  the main  difference  between the  Proposed  and
Current Plans regarding  payment of the asset-based sales charge is that under the  Current  Plan,  the Fund  reimburses  the  Distributor  for its  services rendered and, under the Proposed Plan, the Fund will pay the  Distributor at a flat rate of 0.75% per annum  without  regard to the  Distributor's  expenses.
As discussed  below,  it is possible that the Fund will,  over time,  pay more under the Proposed Plan than under the Current Plan.  This  possibility is due to the fact that the  length  of time over  which  the  Fund's  payments  will continue under the Proposed Plan is not limited by any  reimbursement  factor, and the Fund's  payments may thus  continue  for a longer  period of time than under the Current Plan.

      Additional  Information.  Both  Plans  have  the  effect  of  increasing annual  expenses  of Class B Shares of the Fund by up to 1.00% of the  class's average  annual  net assets  from what  those  expenses  would  otherwise  be.
Payments by the Fund to the Distributor  under the Current Plan for the fiscal year ended July 31, 2000 were  $192,858  (1% of the Fund's  average net assets represented  by Class B Shares during that period),  of which the  Distributor paid  $53  to an  affiliate  of  the  Distributor  and  retained  $154,110  as reimbursement for Class B sales commissions and service fee advances,  as well as financing  costs.  The balance was paid to Recipients not  affiliated  with the Distributor.

      If the Class B  shareholders  approve this  proposal,  the Proposed Plan
shall,   unless   terminated  as  described   below,   become  effective  upon
shareholder  approval or such later date as the Fund's  officers may determine and  continue  in  effect  until  December  31,  2001  and  from  year to year thereafter  only so long as such  continuance  is  specifically  approved,  at least annually,  by the Fund's Board of Trustees and its Independent  Trustees
by a vote  cast in person at a meeting  called  for the  purpose  of voting on such  continuance.  Either Plan may be  terminated  at any time by a vote of a majority  of the  Independent  Trustees  or by a  vote  of  the  holders  of a majority  (as  defined  in the 1940  Act) of the  Fund's  outstanding  Class B shares.  Neither the Current  Plan,  nor the  Proposed  Plan may be amended to increase  materially  the amount of  payments to be made  without  approval by
Class B shareholders.  All material amendments to either plan must be approved by a majority of the Independent  Trustees. If the Class B shareholders do not approve this proposal, the Current Plan will remain in effect.

      Each of the Proposed  Plan and the Current Plan  provides  that while it is in effect,  the selection and  nomination of those Trustees of the Fund who are not  "interested  persons" of the Fund or the Manager is  committed to the discretion of the  Independent  Trustees.  This  requirement  does not prevent the  involvement  of  others in such  selection  and  nomination  if the final decision on any such  selection or nomination is approved by a majority of the
Independent Trustees.

      Under either plan,  the Board of Trustees may determine  that no payment for service fees or  asset-based  sales  charges will be made to any Recipient in any  quarter if the  aggregate  net asset  value of all Fund shares held by the Recipient for itself and its customers  does not exceed a minimum  amount, if any,  that may be fixed from time to time by a majority of the  Independent
Trustees.  Under  both  Plans,  the Board of  Trustees  has set the fee at the maximum rate and set no minimum amount.  Each Plan permits the Distributor and the Manager to make additional  distribution payments to Recipients from their own  resources  (including  profits  from  management  fees) at no cost to the
Fund. The Distributor and the Manager may, in their sole discretion,  increase or  decrease  the  amount of  distribution  assistance  payments  they make to
Recipients from their own assets.

Analysis  of the  Proposed  Plan by the  Board  of  Trustees.  In  considering whether to recommend the Proposed Plan for approval,  the Board  requested and evaluated  information it deemed necessary to make an informed  determination.
The Board,  including the Independent Trustees,  did not single out any factor or  group  of  factors  as  being  more  important  than  other  factors,  but considered such matters together in arriving at its decision.  The Board found that there is a  reasonable  likelihood  that the Proposed  Plan  benefits the
Fund  and its  Class B  shareholders  by  providing  financial  incentives  to financial  intermediaries  to attract new Class B shareholders to the Fund and by  assisting  the  efforts of the Fund and the  Distributor  to  service  and retain existing shareholders and attract new investors.

      The  Proposed  Plan  enables  the  Fund  and the  Distributor  to  offer investors in the Fund alternative  ways to purchase  shares.  This arrangement allows the Fund to be  competitive  with similar funds,  including  funds that impose sales  charges,  provide  financial  incentives  to  institutions  that direct  investors  to  such  funds,  and  provide  shareholder  servicing  and administrative services.

      The  Distributor  identified  two main  difficulties  with  the  Current
Plan. These involve accurately  following certain  distribution  expenses when exchanges among the funds occur,  and the  Distributor's  inability to recover
its  distribution-related   expenses  when  funds  enter  into  reorganization
agreements.

      The Fund and the  other  mutual  funds in the  OppenheimerFunds  complex have  arrangements  so that a shareholder  of one fund may exchange his or her shares for the shares of one or more other  Oppenheimer  funds.  Over time,  a shareholder will enter into a number of exchanges.

      The  Distributor  advised  the Board that the  Distributor  could not at this time design and  implement an  expedient  and  cost-effective  accounting system to follow  expenses  of the sales  commission,  service fee payment and other  distribution-related  expenses on a per share basis as exchanges occur.
As a result,  the  Distributor  may not  receive  full  reimbursement  for its distribution-related expenses under the Current Plan.

      It occasionally  happens that, for various reasons,  it is desirable for one fund to  reorganize  into  another fund when it is  anticipated  that such reorganization will benefit the funds involved.  When  reorganizations  occur, the  Distributor  currently  must  write  off and thus is  unable  to  recover previously  spent, but unrecovered,  distribution  expenses for the fund which will go out of existence.

      The  compensation-type  Plan  proposed for approval  will  eliminate the foregoing  difficulties  and allow the  Distributor  to  continue  to  provide exchanges  and  reorganizations  without  having  to risk the loss of, in some cases,  substantial  amounts of money previously spent for  distribution.  The
Proposed Plan  expressly  provides that the  distribution  and  administrative support  services  under the Proposed Plan may be rendered in connection  with
Class B shares  issued by the Fund in exchanges  for other  Oppenheimer  funds and in a reorganization with another mutual fund.

      The Distributor  advised the Board that under the Proposed Plan, it will be able to track  its  expenses  of  distribution  for the  Oppenheimer  Funds
complex,   and  that  it  will  also  be  able   reasonably  to  identify  its
distribution  costs with respect to the Fund and each other  Oppenheimer  fund by allocating the Distributor's  distribution  expenses among the funds in the complex  according to sales.  While not a precise method,  the Board concluded that  this  method  of  allocating  distribution  expenses  to the  Fund  is a
reasonable  manner  by  which  to  identify  the  Distributor's   expenses  in
distributing the Fund's shares.

      The Board  considered  that a wide range of different  situations  might occur in the future  regarding the sale and  redemption of Fund shares.  It is possible under the current  reimbursement  Plan for the Fund's  payments to be
substantially   reduced  or  cease  when  limited  to   reimbursement  to  the
Distributor  for its costs.  The Board  concluded  that this type of situation is unlikely  to occur.  The Board also  recognized  that  superior  investment performance  could  result  in  larger  amounts  paid by the  Fund  under  the
Proposed  Plan and the  Distributor's  recovery of more Plan payments from the
Fund  than  the  Distributor  had  expended  on  the  Fund.   Other  differing
scenarios were also reviewed.

      The level of annual  payments by the Fund under the  Proposed  Plan will not  increase  over,  and are not  anticipated  to be less than,  the  amounts currently paid by the Fund. Under the Proposed Plan,  however,  over time, the
Fund's Plan  payments may exceed the amount which the Fund might pay under the
Current  Plan.  The  length  of time  over  which  the  Fund's  payments  will continue under the Proposed Plan is not limited by any  reimbursement  factor, and the Fund's  payments may thus  continue  for a longer  period of time than under the Current  Plan,  potentially  increasing  the amount of Plan payments which reduce the  dividends  and total  return on Fund shares.  The Board also recognized  that  Class B shares  convert  to Class A shares at the end of six years after their purchase.

      The  Board   concluded  that  it  is  extremely   difficult  to  predict
purchases,  sales and exchanges by  shareholders,  and how future  individual, market and economic events may influence  individual investor  decisions.  The
Board thus concluded that it is not reasonably  possible to determine with any degree of  certainty  at this time  whether  the Fund will pay more  under the
Proposed  Plan than it would  under the  Current  Plan.  The  Distributor  has agreed to provide the Board with  certain  quarterly  reports as to the amount of  payments  made by the Fund under the  Proposed  Plan and the  purpose  for which  payments  were made (similar to the reports the  Distributor  currently provides  to the  Trustees  under the  Current  Plan).  The  Distributor  will
provide   extensive   annual   reports  to  the  Board  which  set  forth  the
Distributor's   allocated   distribution-related   expenses  and  recovery  of
expenses by the Distributor from the asset-based  sales charges and contingent deferred sales charges,  and  information on sales,  redemptions and exchanges of Fund shares and related data.

      The Board determined that under these quarterly and annual reports,  the
Board will be provided with adequate  information about the payments which the
Fund makes to the Distributor,  about the payments which the Distributor makes and receives in connection  with the  distribution  of the Fund's shares,  and about the Distributor's  other  distribution  expenses.  The Board anticipates that with this  information,  the Board  will be able to review  each year the benefits  which  the Fund is  receiving  from the  plan  payments  it makes to determine  if the  Fund is  benefiting  at a  level  commensurate  with  those payments.

      Stimulation  of  distribution  of mutual fund shares and  providing  for shareholder  services and account maintenance services by payments to a mutual fund's  distributor  and  to  brokers,  dealers,  banks  and  other  financial institutions  has  become  common in the  mutual  fund  industry.  Competition among  brokers and dealers for these types of payments  has  intensified.  The
Trustees  concluded that  promotion,  sale and servicing of mutual fund shares and shareholders through various brokers,  dealers,  banks and other financial institutions is a successful way of distributing shares of a mutual fund.

     The  Trustees  concluded  that  without an  effective  means of selling and distributing  Fund  shares and  servicing  shareholders  and  providing  account maintenance,  shareholders  may redeem  shares,  or not buy more shares,  and if assets  decline,  expenses may  increase on a per share  basis.  By providing an alternative  means of acquiring Fund shares,  the  Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

      The Trustees  recognize  that the Manager will benefit from the Proposed
Plan through  larger  investment  advisory fees  resulting from an increase in
Fund assets,  because its investment advisory fees are based upon a percentage of  net  assets  of  the  Fund.  The  Manager  advised  the  Trustees  that  a
compensation   plan  could  possibly  decrease  the  time  necessary  for  the
Distributor to recover,  and could possibly  increase the likelihood  that the
Distributor  might  actually  recover,  the  costs  of  distributing  Class  B shares.  If either  were to occur,  the profits of the  Manager,  which is the parent company of the Distributor,  would be increased.  The Board,  including each of the Independent Trustees,  determined that the Proposed Plan is in the best interests of the Fund, and that its adoption has a reasonable  likelihood of benefiting the Fund and its Class B  shareholders.  In its annual review of the Proposed  Plan, the Board will consider the continued  appropriateness  of the  distribution and service plan,  including the level of payments  provided for therein.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL.
                          INFORMATION ABOUT THE FUND

Fund  Information.  As of June 19,  2001,  the Fund  had  5,366,290.95  shares outstanding,  consisting of 3,440,806.523  Class A, 1,702,752.415 Class B, and
222,732.012  Class C shares.  Each share has  voting  rights as stated in this
Proxy  Statement  and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial  Owners.  Occasionally,  the  number  of shares of the Fund held in
"street name" accounts of various  securities dealers for the benefit of their clients as well as the number of shares held by other  shareholders  of record may exceed 5% of the total shares  outstanding.  As of June 19, 2001,  Merrill
Lynch Pierce Fenner and Smith for the sole benefit of its  customers,  4800 Deer
Lake  Drive,  Jacksonville,  FL  32246,  held  250,299.675  or  14.69%  of the outstanding  Class B shares of the Fund and held  31,554.094  or 14.16% of the outstanding  Class C shares of the Fund;  PaineWebber  for the sole benefit of
its  customer,  4271  Bocaire  Boulevard,   Boca  Raton,  FL  33487-1151  held
23,291.467 or 10.45% of the  outstanding  Class C shares of the Fund; NFSC for the sole benefit of its customer,  61 Osprey Village Drive,  Amelia Island, FL
32034  held  20,303.469  or 9.11%  of the  outstanding  Class C shares  of the
Fund; Donaldson Lufkin Jenrette Securities  Corporation,  Inc., P.O. Box 2052,
Jersey  City,  NJ  07303-9998  held  13,740.949  or 6.16%  of the  outstanding shares of Class C shares of the Fund;  Billie J. Houze, 637 Woodbridge  Drive,
Melbourne,  Fl 32940-1738 held 12,106.869 or 5.43% of the outstanding  Class C shares  of the Fund  and  Doris  Weisman,  32  Crescent  Avenue,  Buffalo,  NY
14214-2603  held  11,599.319  or 5.20% of the  outstanding  shares  of Class C shares of the Fund.

The Manager,  the Distributor and the Transfer Agent. Subject to the authority of the Board of  Trustees,  the  Manager  is  responsible  for the  day-to-day management  of  the  Fund's  business  pursuant  to  its  investment  advisory
agreement   with   the   Fund.   OppenheimerFunds   Distributor,   Inc.   (the
"Distributor"),  a wholly  owned  subsidiary  of the  Manager,  is the general distributor of the Fund's  shares.  OppenheimerFunds  Services,  a division of the Manager,  located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder  servicing  agent (the "Transfer  Agent") for the
Fund,  for which it was paid  $7,130 by the Fund  during the fiscal year ended
July 31, 2000.

The Manager  (including  affiliates)  managed assets of more than $120 billion at June 30,  2001,  including  more than 65 funds  having  more than 5 million shareholder accounts.  The Manager is a wholly owned subsidiary of Oppenheimer
Acquisition  Corp.  ("OAC"),  a holding  company  controlled by  Massachusetts
Mutual Life Insurance  Company  ("MassMutual").  The Manager,  the Distributor
and OAC are  located at Two World  Trade  Center,  New York,  New York  10048.
MassMutual is located at 1295 State Street, Springfield,  Massachusetts 01111.
OAC acquired the Manager on October 22, 1990. As indicated  below,  the common stock  of OAC is  owned  by  (i)  certain  officers  and/or  directors  of the
Manager,  (ii) MassMutual and (iii) another investor. No institution or person holds  5% or  more  of  OAC's  outstanding  common  stock  except  MassMutual.
MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three  classes.  At December 31, 2000,
MassMutual  held (i) all of the  21,600,000  shares  of Class A voting  stock,
(ii) 11,037,845  shares of Class B voting stock, and (iii)  19,154,597  shares of Class C  non-voting  stock.  This  collectively  represented  92.34% of the outstanding  common  stock  and  91.7% of the  voting  power of OAC as of that date.  Certain  officers  and/or  directors of the Manager held (i)  2,562,990 shares  of the Class B voting  stock,  representing  5.38% of the  outstanding common  stock and 7.2% of the voting  power,  (ii)  456,268  shares of Class C non-voting  stock, and (iii) options acquired without cash payment which, when they become exercisable,  allow the holders to purchase up to 8,043,773 shares of  Class C  non-voting  stock.  That  group  includes  persons  who  serve as officers of the Fund and Bridget A. Macaskill,  who serves as a Trustee of the
Fund.

Holders of OAC Class B and Class C common  stock may put (sell)  their  shares and vested  options to OAC or  MassMutual  at a formula price (based on, among other things,  the revenue,  income,  working capital,  and excess cash of the
Manager).  MassMutual may exercise call (purchase)  options on all outstanding shares of both such  classes of common  stock and  vested  options at the same formula  price.  From the period June 30, 1999 to December 31, 2000,  the only transactions  by  persons  who  serve  as  Trustees  of the  Fund  were by Ms.
Macaskill who surrendered for  cancellation  451,540 options to MassMutual for combined cash payments of $15,483,899.

The names and principal  occupations  of the executive  officers and directors of the  Manager  are as  follows:  John  Murphy,  President,  Chief  Executive
Officer  and a director;  James C. Swain,  Vice  Chairman;  Jeremy  Griffiths,
Executive Vice President,  Chief Financial Officer and a director;  O. Leonard
Darling,  Vice Chairman,  Executive Vice President,  Chief Investment Officer,
and a director; Andrew J. Donohue,  Executive Vice President,  General Counsel
and  a  director;   George   Batejan,   Executive  Vice  President  and  Chief
Information Officer;  Craig Dinsell,  Loretta McCarthy,  James Ruff and Andrew
Ruotolo,  Executive Vice  Presidents;  Brian W. Wixted,  Senior Vice President
and Treasurer;  and Charles Albers,  Victor Babin,  Bruce Bartlett,  Robert A.
Densen, Ronald H. Fielding,  Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn
Oberist  Keeshan,  Thomas W. Keffer,  Avram Kornberg,  John S. Kowalik,  Chris
Leavy,  Andrew J. Mika,  David Negri,  David  Robertson,  Richard  Rubinstein,
Arthur Steinmetz,  John Stoma, Jerry A. Webman,  William L. Wilby, Donna Winn,
Carol Wolf,  Kurt  Wolfgruber,  Robert G. Zack,  and Arthur J. Zimmer,  Senior
Vice  Presidents.  These  officers are located at one of the three  offices of the Manager:  Two World Trade  Center,  New York,  NY  10048-0203;  6803 South
Tucson Way, Englewood, CO 80112;and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian.  Citibank, N.A., 399 Park Avenue, New York, NY  10043, acts as custodian of the Fund's securities and other assets.

Reports  to  Shareholders  and  Financial  Statements.  The  Annual  Report to
Shareholders of the Fund,  including financial  statements of the Fund for the fiscal year ended July 31, 2000,  has  previously  been sent to  shareholders.
The  Semi-Annual  Report to  Shareholders  of the Fund as of January  31, 2001
also has previously been sent to shareholders.  Upon request, shareholders may obtain  without charge a copy of the Annual Report and  Semi-Annual  Report by writing the Fund at the address above,  calling the Fund at  1.800.525.7048 or visiting  the  Manager's  web  site at  www.oppenheimerfunds.com.  The  Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending  duplicate copies of materials to households,  the Fund mails only one copy of each annual and  semi-annual  report to  shareholders  having the same last name and address on the Fund's  records.  The  consolidation  of these  mailings,  called  householding,  benefits  the  Fund  through  reduced mailing expenses.

If you  want  to  receive  multiple  copies  of  these  materials  or  request
householding   in  the   future,   you  may   call  the   Transfer   Agent  at
1.800.525.7048.   You  may  also  notify  the   Transfer   Agent  in  writing.
Individual  copies of  prospectuses  and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation  of  Proxies.  The cost of  preparing,  printing  and mailing the proxy ballot,  notice of meeting, and this Proxy Statement and all other costs
incurred  with  the   solicitation   of  proxies,   including  any  additional
solicitation by letter,  telephone or otherwise,  will be paid by the Fund. In addition  to  solicitations  by mail,  officers  of the Fund or  officers  and employees of the  Transfer  Agent,  without  extra  compensation,  may conduct additional solicitations personally or by telephone.
Proxies  also  may be  solicited  by a proxy  solicitation  firm  hired at the
Fund's expense to assist in the  solicitation of proxies.  As the Meeting date approaches,  certain shareholders of the Fund may receive telephone calls from a  representative  of the  solicitation  firm if  their  vote has not yet been received.  Authorization  to permit the  solicitation  firm to execute proxies may be obtained by  telephonic  instructions  from  shareholders  of the Fund.
Proxies that are obtained  telephonically  will be recorded in accordance with the  procedures  set forth  below.  These  procedures  have been  designed  to reasonably  ensure  that the  identity  of the  shareholder  providing  voting instructions is accurately  determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic  proxy is  solicited,  the  solicitation  firm representative is required to ask for each shareholder's  full name,  address, the  last  four  digits  of the  shareholder's  social  security  or  employer identification  number,  title (if the  shareholder  is  authorized  to act on behalf  of  an  entity,  such  as a  corporation)  and  to  confirm  that  the shareholder  has received the Proxy  Statement  and ballot in the mail. If the
information   solicited   agrees   with  the   information   provided  to  the
solicitation   firm,   the   solicitation   firm    representative   has   the
responsibility to explain the process,  read the proposals listed on the proxy ballot,  and ask for the  shareholder's  instructions on such  proposals.  The solicitation  firm  representative,  although he or she is permitted to answer questions about the process,  is not permitted to recommend to the shareholder
how  to   vote.   The   solicitation   firm   representative   may   read  any
recommendation  set  forth  in the  Proxy  Statement.  The  solicitation  firm representative  will record the shareholder's  instructions.  Within 72 hours, the  shareholder  will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the  solicitation  firm  immediately if his or her instructions are not correctly reflected in the confirmation.

It is  anticipated  the cost of engaging a proxy  solicitation  firm would not exceed $15,000 plus the additional  costs,  that may be substantial,  incurred in  connection  with  contacting  those  shareholders  that  have  not  voted.
Brokers,  banks and other  fiduciaries  may be required to forward  soliciting material to their principals and to obtain  authorization for the execution of proxies.  For those  services,  they will be  reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting,  but does not wish to give his or her proxy  telephonically,  the  shareholder  may still submit the proxy  ballot  originally  sent with the Proxy  Statement  in the postage paid
envelope   provided  or  attend  in  person.   Should   shareholders   require
additional  information  regarding  the proxy  ballot or a  replacement  proxy ballot,  they may contact us toll-free at  1.800.525.7048.  Any proxy given by a shareholder,  whether in writing or by telephone,  is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please  take a few moments to complete  your proxy  promptly.  You may provide your  completed  proxy via facsimile,  telephonically  or by mailing the proxy ballot in the postage paid envelope  provided.  You also may cast your vote by attending the Meeting in person.

Telephone   Voting.   The  Fund  has  arranged  to  have  votes   recorded  by
telephone.  Shareholders  must enter a unique  control  number  found on their respective proxy ballots before  providing  voting  instructions by telephone.
After  a  shareholder   provides  his  or  her  voting   instructions,   those
instructions  are  read  back  to the  shareholder  and the  shareholder  must confirm his or her voting  instructions  before  disconnecting  the  telephone call.  The voting  procedures  used in connection  with  telephone  voting are designed to reasonably  authenticate the identity of  shareholders,  to permit shareholders  to authorize the voting of their shares in accordance with their instructions  and to  confirm  that  their  instructions  have  been  properly recorded.

Voting By  Broker-Dealers.  Shares owned of record by a broker-dealer  for the benefit  of its  customers  ("street  account  shares")  will be  voted by the broker-dealer  based  on  instructions  received  from  its  customers.  If no instructions are received,  the  broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares,  for the election of Trustees and on the proposals in the same proportion as that  broker-dealer votes street account shares for which it has received  voting  instructions in time to be voted.  Beneficial  owners of street  account shares cannot vote in person  at  the  meeting.  Only  record  owners  may  vote  in  person  at the meeting.

A "broker  non-vote"  is deemed to exist when a proxy  received  from a broker indicates  that the broker does not have  discretionary  authority to vote the shares on that matter.  Abstentions  and broker  non-votes  will have the same effect as a vote against the proposal.

Quorum. A majority of the shares  outstanding and entitled to vote, present in person or  represented by proxy,  constitutes a quorum at the Meeting.  Shares over  which  broker-dealers  have  discretionary  voting  power,  shares  that represent  broker  non-votes and shares whose proxies reflect an abstention on any item are all counted as shares  present and  entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote.  Persons  nominated as Trustees must receive a plurality of the votes cast,  which means that the eleven (11)  nominees  receiving the highest number of  affirmative  votes cast at the  Meeting  will be elected as long as the votes FOR a nominee  exceed the votes  AGAINST that  nominee.  Approval of
Proposals  2 and 3  requires  the  affirmative  vote  of a  "majority  of  the outstanding  voting  securities"  (as  defined  in the  1940  Act) of the Fund
voting  in  the  aggregate   and  not  by  class.   Proposal  4  requires  the
affirmative vote of a majority of the outstanding  Class B Shares.  As defined in the 1940 Act,  the vote of a majority of the  outstanding  shares means the vote  of (1)  67% or  more  of the  Fund's  outstanding  shares  present  at a meeting,  if the  holders  of more than 50% of the  outstanding  shares of the
Fund are present or represented  by proxy;  or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are votes counted?  The individuals  named as proxies on the proxy ballots
(or their  substitutes)  will vote according to your  directions if your proxy is received and properly executed,  or in accordance with the instructions you provide if you vote by  telephone.  You may  direct the proxy  holders to vote your shares on a proposal by checking the  appropriate box "FOR" or "AGAINST,"
or instruct  them not to vote those  shares on the  proposal  by checking  the
"ABSTAIN"  box.  Alternatively,  you may simply  sign,  date and  return  your proxy  ballot  with  no  specific  instructions  as to the  proposals.  If you properly  execute and return a proxy but fail to indicate how the votes should be cast,  the  proxy  will be voted  in favor of the  election  of each of the nominees  named  in this  Proxy  Statement  for  Trustee  and in favor of each proposal.

Shares  of the Fund may be held by  certain  institutional  investors  for the benefit  of their  clients.  If the  institutional  investor  does not  timely receive voting  instructions from its clients with respect to such Shares, the institutional  investor  may be  authorized  to vote such  Shares,  as well as
Shares the  institutional  investor  itself owns,  in the same  proportion  as
Shares for which voting instructions from clients are timely received.

Revoking  a Proxy.  You may  revoke  a  previously  granted  proxy at any time before  it is  exercised  by (1)  delivering  a  written  notice  to the  Fund expressly  revoking  your  proxy,  (2) signing  and  forwarding  to the Fund a later-dated  proxy,  or (3)  attending  the Meeting and casting  your votes in person.  Granted  proxies  typically will be voted at the final  meeting,  but may be voted at an adjourned meeting if appropriate.

Shareholder  proposals.  The Fund is not  required and does not intend to hold shareholder  meetings on a regular basis. Special meetings of shareholders may be  called  from  time to time by  either  the Fund or the  shareholders  (for certain  matters and under  special  conditions  described in the Statement of
Additional  Information).  Under  the  proxy  rules  of the  SEC,  shareholder proposals  that meet  certain  conditions  may be included  in a fund's  proxy statement for a particular  meeting.  Those rules  currently  require that for future meetings,  the shareholder must be a record or beneficial owner of Fund shares  either  (i)  with a value  of at  least  $2,000  or (ii) in an  amount representing  at least 1% of the fund's  securities  to be voted,  at the time the proposal is submitted  and for one year prior  thereto,  and must continue to own such  shares  through  the date on which the  meeting is held.  Another requirement  relates to the timely  receipt by the fund of any such  proposal.
Under those  rules,  a proposal  must have been  submitted a  reasonable  time before the Fund began to print and mail this  Proxy  Statement  in order to be included in this Proxy  Statement.  A proposal  submitted for inclusion in the
Fund's proxy material for the next special  meeting after the meeting to which this Proxy  Statement  relates must be received by the Fund a reasonable  time before  the Fund  begins  to  print  and mail  the  proxy  materials  for that meeting.  Notice of shareholder  proposals to be presented at the Meeting must have been  received  within a  reasonable  time  before the Fund began to mail this  Proxy  Statement.  The fact that the Fund  receives  a  proposal  from a qualified  shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other  requirements under the proxy rules for such inclusion.

                                OTHER MATTERS

      The  Trustees  do not intend to bring any  matters  before  the  Meeting other than  Proposals  1 through 4 and the  Trustees  and the  Manager are not aware of any other  matters  to be  brought  before  the  Meeting  by  others.
Because matters not known at the time of the  solicitation may come before the
Meeting, the proxy as solicited confers  discretionary  authority with respect
to  such  matters  as  properly   come  before  the  Meeting,   including  any
adjournment or  adjournments  thereof,  and it is the intention of the persons named as  attorneys-in-fact  in the proxy (or their  substitutes)  to vote the proxy in accordance with their judgment on such matters.

      In the event a quorum is not  present  or  sufficient  votes in favor of one or more proposals set forth in the Notice of Meeting of  Shareholders  are not  received by the date of the  Meeting,  the persons  named in the enclosed proxy (or their  substitutes) may propose and approve one or more adjournments
of  the  Meeting  to  permit  further   solicitation  of  proxies.   All  such
adjournments  will  require the  affirmative  vote of a majority of the shares present in person or by proxy at the session of the  Meeting to be  adjourned.
The persons named as proxies on the proxy ballots (or their  substitutes) will vote the Shares present in person or by proxy (including  broker non-votes and abstentions)  in favor of such an  adjournment  if they  determine  additional solicitation is warranted and in the interests of the Fund's  shareholders.  A vote may be  taken on one or more of the  proposals  in this  proxy  statement prior to any such  adjournment  if a quorum is present,  sufficient  votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Andrew J. Donohue, Secretary
                                    July 24, 2001

                             AMENDED AND RESTATED

                 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                     With

                      OppenheimerFunds Distributor, Inc.

                             For Class B Shares of

                      Oppenheimer Florida Municipal Fund

This Amended and Restated  Distribution  and Service Plan and  Agreement  (the
"Plan")  is  dated  as of  the  ___  day of  ________,  2001,  by and  between
Oppenheimer  Multi-State  Municipal  Trust,  on behalf of Oppenheimer  Florida
Municipal  Fund (the  "Fund")  and  OppenheimerFunds  Distributor,  Inc.  (the
"Distributor").

1.    The Plan.  This Plan is the  Fund's  written  distribution  and  service plan for Class B shares of the Fund (the  "Shares"),  designed  to comply with the  provisions  of Rule  12b-1,  as it may be amended  from time to time (the
"Rule"),  under the Investment Company Act of 1940 (the "1940 Act").  Pursuant
to this Plan the Fund will  compensate  the  Distributor  for its  services in connection  with the  distribution  of Shares,  and the  personal  service and maintenance of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as  distributor  of securities of which it is the issuer,  pursuant to the Rule,  according to the terms of this Plan.  The terms and  provisions  of this Plan shall be  interpreted  and defined in a manner  consistent  with the
provisions  and   definitions   contained  in  (i)  the  Fund's   Registration
Statement,  (ii) the 1940 Act,  (iii) the Rule,  (iv) Rule 2830 of the Conduct
Rules  of  the  National  Association  of  Securities  Dealers,  Inc.,  or any
amendment  or successor  to such rule (the "NASD  Conduct  Rules") and (v) any conditions pertaining either to distribution-related  expenses or to a plan of distribution  to which the Fund is  subject  under any order on which the Fund relies,  issued at any time by the U.S.  Securities  and  Exchange  Commission
("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the following meanings:

      (a)   "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services  with  respect to Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall  furnish the  Distributor  (on behalf of the Fund) with such information as the Distributor  shall  reasonably  request to answer such questions  as may  arise  concerning  the sale of  Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)   "Independent  Trustees" shall mean the members of the Fund's Board of Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the  Fund  and who  have no  direct  or  indirect  financial  interest  in the operation of this Plan or in any agreement relating to this Plan.

       (c)  "Customers"  shall  mean  such  brokerage  or other  customers  or investment  advisory or other  clients of a Recipient,  and/or  accounts as to which  such  Recipient  provides  administrative  support  services  or  is  a custodian or other fiduciary.

(d)   "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned beneficially  or of record by: (i) such  Recipient,  or (ii) such  Recipient's
Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for  purposes  of this  Plan.  In the event that more than one person or entity would otherwise  qualify as Recipients as to the same Shares, the Recipient  which is the dealer of record on the Fund's books as determined by the  Distributor  shall be  deemed  the  Recipient  as to such  Shares  for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
Services.

      (a)   Payments to the  Distributor.  In  consideration  of the  payments made by the Fund to the  Distributor  under this Plan, the  Distributor  shall provide administrative  support services and distribution  assistance services
to   the   Fund.   Such   services   include   distribution   assistance   and
administrative  support  services  rendered in connection with Shares (1) sold in  purchase  transactions,  (2)  issued in  exchange  for  shares of  another investment  company  for  which  the  Distributor  serves  as  distributor  or sub-distributor,  or (3) issued pursuant to a plan of  reorganization to which the Fund is a party.  If the Board  believes that the  Distributor  may not be
rendering  appropriate   distribution  assistance  or  administrative  support
services in connection with the sale of Shares,  then the Distributor,  at the request of the Board,  shall provide the Board with a written  report or other information to verify that the Distributor is providing  appropriate  services in this regard.  For such services,  the Fund will make the following payments to the Distributor:

             (i)  Administrative  Support  Services  Fees.  Within  forty-five
(45) days of the end of each calendar quarter,  the Fund will make payments in the  aggregate  amount of 0.0625%  (0.25% on an annual  basis) of the  average during that  calendar  quarter of the  aggregate net asset value of the Shares computed  as of the  close of each  business  day (the  "Service  Fee").  Such
Service Fee payments  received from the Fund will  compensate the  Distributor for providing  administrative  support services with respect to Accounts.  The administrative  support services in connection with Accounts may include,  but shall not be limited to, the administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge).
Within ten (10) days of the end of each month,  the Fund will make payments in the  aggregate  amount of 0.0625%  (0.75% on an annual  basis) of the  average during the month of the  aggregate  net asset  value of Shares  computed as of the close of each business day (the  "Asset-Based  Sales Charge")  outstanding until such Shares are  repurchased  or converted to another class of shares of the Fund, provided,  however, that a majority of the Independent Trustees may, but are not  obligated  to,  set a time  period  (the  "Fund  Maximum  Holding
Period") from time to time for such payments.  Such  Asset-Based  Sales Charge payments  received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

            The  distribution  assistance to be rendered by the Distributor in connection  with the Shares  may  include,  but shall not be  limited  to, the following:  (i) paying sales commissions to any broker,  dealer, bank or other person or entity  that sells  Shares,  and/or  paying  such  persons  "Advance
Service  Fee  Payments"  (as defined  below) in advance of,  and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement;  (ii)
paying  compensation  to and  expenses of  personnel  of the  Distributor  who support  distribution of Shares by Recipients;  (iii)  obtaining  financing or providing such financing  from its own  resources,  or from an affiliate,  for the  interest  and other  borrowing  costs of the  Distributor's  unreimbursed expenses  incurred in rendering  distribution  assistance  and  administrative support  services  to the Fund;  and (iv)  paying  other  direct  distribution
costs,   including   without   limitation  the  costs  of  sales   literature,
advertising  and  prospectuses  (other than those  prospectuses  furnished  to current  holders of the Fund's shares  ("Shareholders"))  and state "blue sky"
registration expenses.

      (b)   Payments to Recipients.  The  Distributor is authorized  under the
Plan  to  pay  Recipients  (1)  distribution  assistance  fees  for  rendering distribution  assistance  in  connection  with the sale of Shares  and/or  (2)
service fees for  rendering  administrative  support  services with respect to
Accounts.  However,  no such  payments  shall be made to any Recipient for any such quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any,  that  may be set  from  time to time by a  majority  of the  Independent
Trustees.  All fee payments made by the  Distributor  hereunder are subject to reduction  or  chargeback  so that the  aggregate  service  fee  payments  and
Advance  Service  Fee  Payments  do not  exceed  the  limits  on  payments  to
Recipients  that  are,  or may be,  imposed  by the NASD  Conduct  Rules.  The
Distributor may make Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the  Distributor  if such  affiliated  person  qualifies as a
Recipient  or  retain  such  payments  if  the  Distributor   qualifies  as  a
Recipient.

            (i) Service Fee. In  consideration of the  administrative  support services  provided by a Recipient during a calendar  quarter,  the Distributor
shall  make  service  fee  payments  to  that  Recipient   quarterly,   within
forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average during the calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned beneficially or of record by the  Recipient or by its  Customers for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

            Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five
(45)  days of the end of each  calendar  quarter:  (i)  "Advance  Service  Fee
Payments"  at a rate not to exceed  0.25% of the average  during the  calendar quarter of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that quarter and owned  beneficially or of record by the  Recipient  or by its  Customers,  plus (ii)  service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed as of the close of each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient or by its  Customers for a period of more than one (1) year.  At the  Distributor's  sole  option,  the  Advance
Service Fee  Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed  less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata  portion of such Advance
Service Fee Payments,  based on the ratio of the time such Shares were held to one (1) year.

            The  administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and processing Share repurchase  transactions,  making the Fund's investment plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal  services and/or the maintenance  of  Accounts,  as the  Distributor  or the  Fund  may  reasonably request.

            (ii)  Distribution  Assistance  Fees  (Asset-Based  Sales Charge)
Payments.  In its sole discretion and  irrespective  of whichever  alternative method of making  service  fee  payments  to  Recipients  is  selected  by the
Distributor,  in addition the Distributor may make distribution assistance fee payments to a Recipient  quarterly,  within forty-five (45) days after the end of each calendar quarter,  at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares  computed as of the close of each  business  day  constituting
Qualified  Holdings  owned  beneficially  or of record by the Recipient or its
Customers  until such Shares are  repurchased or converted to another class of shares of the Fund,  provided,  however,  that a majority  of the  Independent
Trustees  may,  but are not  obligated  to, set a time period (the  "Recipient
Maximum  Holding  Period") for making such payments.  Distribution  assistance fee payments  shall be made only to Recipients  that are  registered  with the
SEC as a broker-dealer or are exempt from registration.

            The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature and  prospectuses  other than those furnished to current Shareholders,  providing compensation to and paying expenses of personnel of the Recipient who support the  distribution of Shares by the  Recipient,  and  providing  such other  information  and  services  in connection with the  distribution of Shares as the Distributor or the Fund may reasonably request.

      (c)   A majority  of the  Independent  Trustees  may at any time or from time  to  time  increase  or  decrease  the  rate  of  fees  to be paid to the
Distributor or to any Recipient,  but not to exceed the rates set forth above, and/or  direct the  Distributor  to set,  eliminate or modify the Fund Maximum
Holding  Period,  any Minimum Holding  Period,  the Recipient  Maximum Holding
Period and/or any Minimum Qualified  Holdings and/or to split  requirements so that  different  time  periods  apply to shares  that are  afforded  different
shareholder   privileges  and  features.  The  Distributor  shall  notify  all
Recipients  of any Minimum  Qualified  Holdings,  Maximum  Holding  Period and
Minimum  Holding  Period  that  are  established  and  the  rate  of  payments hereunder  applicable to  Recipients,  and shall provide each  Recipient  with written  notice within thirty (30) days after any change in these  provisions.
Inclusion  of such  provisions  or a change  in such  provisions  in a revised current  prospectus,  Statement of  Additional  Information  or  supplement to either shall constitute sufficient notice.

      (d)   The Service  Fee and the  Asset-Based  Sales  Charge on Shares are
subject to reduction or  elimination  under the limits that apply to such fees and  charges  under  the NASD  Conduct  Rules  relating  to sales of shares of open-end funds.

      (e)   Under the Plan,  payments may also be made to  Recipients:  (i) by
OppenheimerFunds,  Inc.  ("OFI")  from its own  resources  (which may  include profits  derived from the advisory fee it receives from the Fund),  or (ii) by
the  Distributor  (a  subsidiary  of  OFI),  from  its  own  resources,   from
Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

      (f)   Recipients  are  intended to have  certain  rights as  third-party beneficiaries  under this Plan,  subject to the  limitations  set forth below.
It may be presumed  that a Recipient has provided  distribution  assistance or administrative  support  services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares that entitle it to payments  under the Plan.
In the event that either the  Distributor  or the Board  should have reason to believe that,  notwithstanding  the level of Qualified  Holdings,  a Recipient may not be rendering  appropriate  distribution  assistance in connection with the sale of Shares or administrative  support services for Accounts,  then the
Distributor,  at the  request of the Board,  shall  require the  Recipient  to provide a written  report or other  information  to verify that said Recipient is  providing  appropriate  distribution  assistance  and/or  services in this regard.  If the  Distributor  or the Board of Trustees  still is not satisfied after  the  receipt  of such  report,  either  may take  appropriate  steps to terminate  the  Recipient's  status as such  under the  Plan,  whereupon  such
Recipient's  rights as a third-party  beneficiary  hereunder shall  terminate.
Additionally,  in their  discretion,  a  majority  of the  Fund's  Independent
Trustees at any time may remove any broker,  dealer,  bank or other  person or entity as a  Recipient,  where  upon such  person's  or  entity's  rights as a third-party  beneficiary  hereof shall  terminate.  Notwithstanding  any other provision  of this Plan,  this Plan does not  obligate  or in any way make the
Fund liable to make any payment  whatsoever to any person or entity other than directly to the  Distributor.  The  Distributor  has no  obligation to pay any
Service  Fees  or  Distribution  Assistance  Fees  to  any  Recipient  if  the
Distributor  has  not  received   payment  of  Service  Fees  or  Distribution
Assistance Fees from the Fund.

4.    Selection  and  Nomination  of  Trustees.  While this Plan is in effect, the  selection  and  nomination  of persons to be Trustees of the Fund who are not  "interested  persons"  of the Fund  ("Disinterested  Trustees")  shall be committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested Trustees from soliciting the views or the  involvement  of others in such  selection or nominations as long as the final  decision on any such  selection and  nomination is approved by a majority of the incumbent Disinterested Trustees.

5.    Reports.  While this Plan is in effect,  the Treasurer of the Fund shall provide  written  reports to the Fund's  Board for its review,  detailing  the amount of all  payments  made  under this Plan and the  purpose  for which the payments were made. The reports shall be provided  quarterly,  and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.    Related  Agreements.  Any  agreement  related  to this Plan  shall be in writing and shall  provide that:  (i) such  agreement may be terminated at any time,  without  payment  of  any  penalty,  by a  vote  of a  majority  of the
Independent  Trustees or by a vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares;  (ii) such termination  shall be on not more  than  sixty  days'  written  notice  to any other  party  to the  agreement;  (iii)  such  agreement  shall  automatically terminate in the event of its  "assignment" (as defined in the 1940 Act); (iv)
such  agreement  shall go into effect when approved by a vote of the Board and its  Independent  Trustees cast in person at a meeting  called for the purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein provided,  continue in effect from year to year only so long as such continuance is specifically  approved at least annually by a vote of the Board and its  Independent  Trustees  cast in  person at a  meeting  called  for the purpose of voting on such continuance.

7.    Effectiveness,  Continuation,  Termination  and  Amendment.  This  Plan,
which  replaces the Fund's prior  Distribution  and Service Plan and Agreement for  Class  B  Shares,  has  been  approved  by a vote  of the  Board  and its
Independent  Trustees cast in person at a meeting called on April 13, 2000 for the  purpose of voting on this Plan,  and has been  approved by the holders of the  Fund's  outstanding  Class B shares in the  manner  described  above at a meeting held on __________,  2001. Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the
Rule and thereafter from year to year or as the Board may otherwise  determine but  only so long  as such  continuance  is  specifically  approved  at  least annually by a vote of the Board and its  Independent  Trustees  cast in person at a meeting called for the purpose of voting on such continuance.

      This  Plan may not be  amended  to  increase  materially  the  amount of payments  to be  made  under  this  Plan,  without  approval  of the  Class  B
Shareholders  at  a  meeting  called  for  that  purpose,   and  all  material
amendments  must be  approved  by a vote of the Board  and of the  Independent
Trustees.

       This Plan may be  terminated  at any time by vote of a majority  of the
Independent  Trustees  or by the  vote  of the  holders  of a  "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares. In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor  shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based  Sales Charge in
respect of Shares sold prior to the effective date of such termination.

8.    Disclaimer  of  Shareholder  and  Trustee  Liability.   The  Distributor
understands  that the  obligations of the Fund under this Plan are not binding upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming  Trustee and shareholder liability for acts or obligations of the Fund.
                                    Oppenheimer Florida Municipal Fund

                                    By:____________________________________
                                    Andrew J. Donohue, Secretary

                                    OppenheimerFunds Distributor, Inc.

                                    By: ____________________________________
                                    Katherine P. Feld, Vice President and Secretary

John V. Murphy
Chairman, President and
Chief Executive Officer
                                                OppenheimerFunds Logo
                                                Two World Trade Center, 34th FL
                                                New York, NY 10048-0203
                                               `800.525.7048
                                                www.oppenheimerfunds.com

                                                July 24, 2001

Dear Oppenheimer Florida Municipal Fund Shareholder,

We have  scheduled  a  shareholder  meeting on  September  11, 2001 for you to decide  upon some  important  proposals  for the Fund.  Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote
"for" the election of each of the nominees for Trustee and "for" each proposal.  Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone using the toll-free number on the proxy ballot.  Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by telephone, you do not need to mail the proxy ballot.

Remember,  it  can  be  costly  for  the  Fund--and  ultimately  for  you as a shareholder--to  remail  ballots  if not  enough  responses  are  received  to conduct  the  meeting.  If your  vote is not  received  before  the  scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o     Election of Trustees.  You are being asked to consider and elect 11 nominees for Trustee.  You will find detailed information on the nominees in the enclosed proxy statement.

o     Approval of  amendments of the Fund's investment objective.  Your approval is requested to amend the Fund's investment objective, industry concentration policy and nondiversification policy.

o     Approval of amendments to the Fund's fundamental investment policy.
   Your approval is requested to amend the Fund's fundamental investment policy concerning borrowing.

o     Approval of Class B 12b-1 Distribution and Service Plan and Agreement.
   Your approval is requested to adopt the Fund's Class B 12b-1 Distribution and Service Plan and Agreement. (Only Class B shareholders may vote on this proposal.)

Please read the enclosed proxy statement for complete details on these proposals.  Of course, if you have any questions, please contact your financial advisor or call us at 1-800-525-7048.  As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,

                                          John V. Murphy's signature
Enclosures
XP0795.002.0701

PROXY CARD                    OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
             PROXY CARD
          On behalf of its series Oppenheimer Florida Municipal Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON September 11, 2001

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian  Wixted,
Robert Bishop,  and Scott Farrar, and each of them, as  attorneys-in-fact  and proxies of the undersigned,  with full power of  substitution,  to vote shares held  in the  name  of the  undersigned  on the  record  date  at the  Special
Meeting of  Shareholders of Oppenheimer  Florida  Municipal Fund (the "Fund"),
to  be  held  at  6803  South  Tucson  Way,  Englewood,  Colorado,  80112,  on
September  11,  2001,  at 1:00  P. M.  Mountain  time,  or at any  adjournment
thereof,   upon  the  proposals   described  in  the  Notice  of  Meeting  and
accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited  on behalf of the Fund's  Board of  Trustees,  and all proposals  (set  forth on the  reverse  side of this  proxy  card)  have  been proposed by the Board of Trustees.  When  properly  executed,  this proxy will be voted as  indicated  on the  reverse  side or "FOR" a proposal if no choice is indicated.  The proxy will be voted in accordance  with the proxy  holders'
best judgement as to any other matters.

                                                   VOTE VIA THE TELEPHONE:
                                                   1-800-597-7836
                                                   CONTROL     NUMBER:     999
                                                   9999  9999  999

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE

1.    To elect a Board of Trustees:

   01  Leon Levy             02 Donald W. Spiro        03 Bridget A. Macaskill     FOR               AGAINST            FOR  ALL
                                                                                   ALL                 ALL                EXCEPT
   04  Robert G. Galli       05 Phillip A. Griffiths   06 Benjamin Lipstein        / /                  / /                / /  1.

   07  Elizabeth B. Moynihan 08  Kenneth A. Randall    09  Edward V. Regan

   10  Russell S. Reynolds, Jr.                        11  Clayton K. Yeutter

   If you do not wish your shares  voted  "FOR" a  particular  nominee,  mark the "For All  Except"  box and  write  the  nominee's  number  on the line provided below.  Your shares will be voted for the remaining nominee(s).

2.    To approve changes to the Fund's:                                               FOR          AGAINST     ABSTAIN

A.    Investment Objective                                                            / /           / /          / /    2. A
                                                                                      / /           / /          / /    2. B
B.    Industry Concentration Policy                                                   / /           / /          / /    2. C
                                                                                      / /           / /          / /    3.
C.    Non-diversification Policy
                                                                                      / /           / /          / /    4.
3.    To  approve  changes  to  the  Fund's   fundamental   investment  policy
   concerning borrowing.

4.    To approve the Fund's  Class B 12b-1  Distribution  and Service Plan and
   Agreement (only Class B shareholders may vote on this proposal).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

                                                                    11731_FMF

                                                July 24, 2001

VIA EDGAR

Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA  22312

      Re:   Oppenheimer Multi-State Municipal Trust
            Reg. No. 33-30198; File No. 811-5867

To the Securities and Exchange Commission:

      An  electronic  ("EDGAR")  filing  with the  Commission  is hereby  made pursuant  to  Rule  14a-6  under  the  Securities  Exchange  Act of  1934,  as amended.  This filing contains the definitive  proxy materials to be furnished
to   shareholders  of  Oppenheimer   Florida   Municipal  Fund,  a  series  of
Oppenheimer  Multi-State  Municipal  Trust,  in connection with the meeting of the  Fund's  shareholders  to be held  September  11,  2001.  Those  materials include  the proxy  statement,  ballot  and  shareholder  letter.  Preliminary proxy materials were filed with the Commission on June 15, 2001.

      The  proposals to be submitted to  shareholders  at the meeting are: (a)
election  of  eleven   Trustees,   (b)  approval  of  changes  to  the  Fund's
investment objective;  industry concentration policy; and  non-diversification policy,  (c) approval of changes to the Fund's  fundamental  investment policy
concerning   borrowing,   and  (d)  approval  of  the  Fund's  Class  B  12b-1
Distribution  and Service Plan and Agreement  (only Class B  shareholders  may vote on this proposal).

                                          Very truly yours,

                                          /s/ Deborah A. Sullivan

                                          Deborah A. Sullivan
                                          Assistant Vice President and
                                          Assistant Counsel
                                          (212) 323-0602
DAS:dr
cc:   Andrew Donohue, Esq.
      Michelle Houck, Esq. (Mayer, Brown and Platt)
      Gloria LaFond
      Jeffrey Decker, Esq. (Baker and Hostetler LLP)
      Mark Corns
      Ellen Penner